UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement, dated September 6, 2024 (with the exhibits annexed hereto, the “Stipulation”), is made and entered into by and among the following parties, and by and through their respective counsel: (i) Plaintiff Diane Nachbaur (“Nachbaur”), plaintiff in the above-captioned shareholder derivative action (the “Action”) brought derivatively on behalf of Boston Scientific Corporation (“Boston Scientific” or the “Company”); (ii) plaintiff Frank Tripson (“Tripson”), plaintiff in the shareholder derivative action Tripson v. Mahoney, et al., C.A. No. 2023-1048-MTZ (Del. Ch.) (the “Delaware Action”), pending in the Delaware Court of Chancery; (iii) Excavators Union Local 731 Pension Fund (“Local 731”), a Company stockholder Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 1 of 121 Exhibit 99.1 2 who made a books and records demand on Boston Scientific pursuant to 8 Del. C. § 220; (iv) individual defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane, Joseph M. Fitzgerald, Daniel J. Brennan, Shawn McCarthy, Ian Meredith, Kevin Ballinger, Susan Vissers Lisa, and Stephen P. MacMillan; and (v) Nominal Defendant Boston Scientific (collectively, the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Derivative Matters (as defined below in ¶ 1.5) and the Released Claims (as defined below in ¶ 1.15) upon Court approval and subject to the terms and conditions hereof. I. FACTUAL AND PROCEDURAL BACKGROUND A. On December 16, 2020, a putative securities class action, In re Bos. Sci. Secs. Litig., Master File No. 1:20-cv-12225-ADB (D. Mass.) (the “Securities Class Action”), was filed alleging that from April 24, 2019 through November 16, 2020, the defendants in that action made or permitted the dissemination of materially false and misleading statements which artificially inflated the price of Boston Scientific common stock. On June 4, 2021, an Amended Consolidated Complaint was filed by the lead plaintiff in the Securities Class Action alleging similar claims from February 6, 2019 through November 16, 2020. B. By letters dated July 22 and 28, 2021, counsel for Local 731 and Nachbaur, respectively, made separate demands on the Board for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (the “Local 731/Nachbaur Demand”). Following discussion between counsel for Local 731, Nachbaur, and the Company, the parties entered into a confidentiality agreement regarding the production of documents. The Company initially produced approximately 2,700 pages of non-public corporate books and records to Local 731 and Nachbaur. Following the exchange of additional correspondence and discussions amongst the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 2 of 121 3 parties, Boston Scientific produced additional documents, finally producing approximately 3,800 pages of internal records to Local 731 and Nachbaur. C. On December 20, 2022, the Court granted in part and denied in part a motion to dismiss the Securities Class Action. D. By letter dated February 13, 2023, counsel for Tripson made demand on the Board for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (“Tripson Demand”). E. On April 7, 2023, Nachbaur commenced the Action in this Court on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane, Joseph M. Fitzgerald, Daniel J. Brennan, Shawn McCarthy, Ian Meredith, Kevin Ballinger, and Susan Vissers Lisa. Nachbaur’s complaint asserted claims for violations of the Securities Exchange Act of 1934 (“Exchange Act”) and rules promulgated thereunder by the Securities and Exchange Commission (“SEC”), breaches of fiduciary duty, unjust enrichment, and waste of corporate assets. F. On April 25, 2023, Tripson and counsel for the Company entered into a confidentiality agreement regarding the production of documents in connection with the Tripson Demand. On May 25, 2023, Boston Scientific produced 1,980 pages of documents to Tripson. G. On May 2, 2023, counsel for Nachbaur, Boston Scientific, and the Settling Defendants named in the Action in this Court filed a joint stipulation and proposed order to stay the Action pending the resolution of the factually-related Securities Class Action, which was entered on May 8, 2023. Case No. 1:23-cv-10750-FDS, ECF Nos. 11, 28. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 3 of 121 4 H. On October 18, 2023, Tripson commenced the Delaware Action on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Daniel J. Brennan, Joseph M. Fitzgerald, Shawn McCarthy, Kevin Ballinger, Ian Meredith, Susan Vissers Lisa, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Stephen P. MacMillan, David Roux, John E. Sununu and Ellen M. Zane. The complaint in the Delaware Action asserted claims for breach of fiduciary duties against the Settling Defendants named in that action, breach of fiduciary duty arising out of an insider trading violation (i.e., a Brophy claim) against defendant Mahoney, and unjust enrichment against defendant Mahoney under Delaware law. I. On October 23, 2023, the Company and the lead plaintiff in the Securities Class Action executed a term sheet to memorialize their agreement-in-principle to settle the Securities Class Action. J. On December 15, 2023, the lead plaintiff in the Securities Class Action filed an Unopposed Motion for Preliminary Approval of Settlement and Approval of Notice to the Settlement Class, which, inter alia, sought preliminary approval of a settlement of the Securities Class Action. Master File No. 1:20-cv-12225-ADB, ECF No. 152. K. On December 15, 2023, the Delaware Court of Chancery granted the parties’ joint proposed order to stay the Delaware Action until March 31, 2024, in anticipation of a settlement in the Securities Class Action. L. On December 13, 2023, Nachbar and Local 731 sent the Defendants a joint written settlement demand. Over the next several months, the Settling Parties engaged in extensive arm’s- length negotiations regarding a possible resolution of the Action. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 4 of 121

5 M. On December 27, 2023, the court granted the unopposed motion for preliminary approval of the settlement in the Securities Class Action and scheduled a final settlement hearing for April 23, 2024. Master File No. 1:20-cv-12225-ADB, ECF No. 155. The settlement of the Securities Class Action was recently approved by the Court. Id. at ECF Nos. 165-167. N. On January 12, 2024, counsel for Tripson sent a settlement demand to counsel for Defendants. Over the next several months, the Settling Parties engaged in extensive arm’s-length negotiations regarding a possible resolution of the Action. O. In early 2024, the Settling Parties agreed to participate in a private mediation with Robert A. Meyer, Esq. (“Mr. Meyer” or the “Mediator”) of JAMS. In anticipation of the mediation, the Settling Parties prepared and exchanged detailed mediation statements including a global settlement demand. After making progress in the settlement discussions in advance of the mediation, the Settling Parties engaged in full day mediation with Mr. Meyer on March 26, 2024. Ultimately, following the lengthy, arm’s-length negotiations conducted with the Mediator’s assistance, the Settling Parties reached an agreement-in-principle to settle the Action whereby the Company agreed to adopt the corporate governance reforms (the “Reforms”) set for in ¶ 3 herein, subject to Court approval. P. Following an agreement-in-principle concerning all the material terms of the Settlement (defined below in ¶ 1.16), the parties negotiated Stockholders’ (as defined below in ¶ 1.18) request for attorneys’ fees. Ultimately, Mr. Meyer made a double-blind basis Mediator’s recommendation concerning the attorneys’ fees that should be awarded to Stockholders’ Counsel (as defined below in ¶ 1.19) for the benefits achieved in this Settlement. The Settling Parties accepted that recommendation. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 5 of 121 6 II. CLAIMS OF THE STOCKHOLDERS AND BENEFITS OF SETTLEMENT Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit. However, Stockholders and Stockholders’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants (as defined below in ¶ 1.17) through trial(s) and potential appeal(s). Stockholders and Stockholders’ Counsel also have considered the uncertain outcome and the risk inherent in any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Stockholders and Stockholders’ Counsel have determined that the settlement set forth in this Stipulation is in the best interests of Boston Scientific and its stockholders. III. THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Settling Defendants (as defined below in ¶ 1.17) have denied and continue to deny each of the claims and contentions alleged by the Stockholders in the Derivative Matters. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Boston Scientific or its stockholders, or that Stockholders, Boston Scientific, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 6 of 121 7 good faith and in a manner they reasonably believed to be in the best interests of Boston Scientific and its stockholders. Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Matters, and that the proposed settlement would, among other things: (a) bring to an end to the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) finally put to rest those claims and the underlying the Derivative Matters; and (c) avoid disruption of their duties due to the pendency and defense of the Derivative Matters. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. IV. THE SETTLEMENT CONFERS BENEFITS AND IS IN THE BEST INTEREST OF BOSTON SCIENTIFIC Boston Scientific acknowledges that the Reforms in ¶ 3 herein confer substantial benefits on Boston Scientific and its current shareholders, and adoption of the Reforms is in the best interest of Boston Scientific and its shareholders. Stockholders believe that the Reforms in ¶ 3 herein are carefully targeted to address the allegations in the Derivative Matters and confer substantial value on Boston Scientific. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Stockholders (for themselves and derivatively on behalf of Boston Scientific), by and through their Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 7 of 121 8 attorneys of record, and the Settling Defendants and Boston Scientific, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Released Claims shall be fully, finally and forever compromised, settled, discharged, relinquished and released, and the Derivative Matters shall be dismissed with prejudice as to the Settling Defendants, upon and subject to the terms and conditions of this Stipulation, as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1 “Approval Date” means the date on which the Court enters the Judgment. 1.2 “Books and Records Demands” means the demands for inspection of corporate books and records to Boston Scientific pursuant to 8 Del. C. §220 by Stockholders. 1.3 “Court” means the U.S. District Court for the District of Massachusetts. 1.4 “Defendants’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Settling Defendants in connection with any of the Derivative Matters (as defined below). 1.5 “Derivative Matters” means the Action, the Books and Records Demands, and the Delaware Action. 1.6 “District Court Approval Order” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice, substantially in the form attached as Exhibit D hereto. 1.7 “Boston Scientific” or the “Company” means Boston Scientific Corporation, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns. 1.8 “Boston Scientific’s Counsel” means any counsel that has appeared of record or rendered legal services to Boston Scientific in connection with any of the Derivative Matters. 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9 1.9 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 7.1 of this Stipulation have been met and have occurred. 1.10 “Final,” with respect to the Judgment, means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and the conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. However, any appeal or proceeding seeking subsequent review pertaining solely to an order issued with respect to attorneys’ fees, costs, or expenses shall not in any way delay or preclude the Judgment from becoming Final. 1.11 “Judgment” means a judgment, substantially in the form and substance attached as Exhibit E hereto, rendered by the Court in the Action upon its final approval of the Settlement. 1.12 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 9 of 121 10 1.13 “Related Parties” means: (i) as to Boston Scientific, each and every one of Boston Scientific’s past or present directors, officers, managers, employees, partners, agents, representatives, attorneys (including Boston Scientific’s counsel), accountants, advisors, administrators, auditors, banks, insurers, co-insurers, re-insurers, investment bankers, fiduciaries, consultants, experts, successors, subsidiaries, predecessors, affiliates, divisions, joint ventures, assigns, assignees, general or limited partners or partnerships, limited liability companies, any entity in which Boston Scientific has a controlling interest, and all officers, directors and employees of Boston Scientific’s current and former subsidiaries; and (ii) as to the Settling Defendants, for each of them (1) each spouse, immediate family member, heir, executor, estate, beneficiary, administrator, agent, attorney (including Defendants’ counsel), accountant, auditor, bank, insurer, co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which an Individual Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them. 1.14 “Released Claims” means all claims, demands, rights, liabilities and claims for every nature and description whatsoever, known or Unknown (as set forth in ¶ 1.20), accrued or un-accrued, liquidated or un-liquidated, matured or un-matured, whether or not concealed or hidden, asserted or un-asserted (including, without limitation, claims for negligence, negligent supervision, gross negligence, reckless or intentional conduct, indemnification, breaches of duty, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent or Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 10 of 121 11 fraudulent misrepresentation, insider trading, mismanagement, corporate waste, breach of contract, or any other claims for damages, interest, attorneys’ fees, expert fees, or other costs, expenses, or liabilities, whether based on federal, state, local, foreign, statutory, regulatory, or common law, or in equity, or any other law, rule, or regulations), with respect to any and all conduct matters, transactions, or occurrences that were alleged in the Derivative Matters, the Local 731/Nachbaur Demand or the Tripson Demand, or arise from or related to any of the conduct, matters, transactions, or occurrences that were alleged in the Derivative Matters, the Local 731/Nachbaur Demand or the Tripson Demand, or could have been asserted in any forum with respect to any of the matters, transactions, or occurrences that were alleged in the Derivative Matters, Local 731/Nachbaur Demand or Tripson Demand.. 1.15 “Released Persons” means the Settling Defendants, Boston Scientific, and their respective Related Parties. 1.16 “Settlement” means the terms and conditions contained in this Stipulation. 1.17 “Settling Defendants” means Defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane, Joseph M. Fitzgerald, Daniel J. Brennan, Shawn McCarthy, Ian Meredith, Kevin Ballinger, Susan Vissers Lisa, and Stephen P. MacMillan. 1.18 “Stockholders” means Nachbaur, Local 731, and Tripson. 1.19 “Stockholders’ Counsel” means Rigrodsky Law, P.A., Cohen Milstein Sellers & Toll PLLC, and Glancy Prongay & Murray LLP. 1.20 “Unknown Claims” means any and all Released Claims that Stockholders, Boston Scientific, or any Boston Scientific stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 11 of 121 12 her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Stockholders, Boston Scientific, and its stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Further, with respect to any and all claims released pursuant to ¶ 5 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons shall expressly waive, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Stockholders, Boston Scientific, and each Boston Scientific stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different facts or additional facts. The Settling Parties acknowledge, and the Boston Scientific stockholders shall be deemed by operation of the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 12 of 121

13 Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. 2. Consideration 2.1 Within thirty (30) days of issuance of an order finally approving the Settlement by the Court, Boston Scientific’s Board shall adopt the Reforms set forth in ¶ 3, which shall remain in effect, to the extent consistent with applicable laws and regulations, for no less than three (3) years from final approval of the Settlement. 2.2 Boston Scientific acknowledges that the Derivative Matters caused the adoption and implementation of the Reforms set forth in ¶ 3. 2.3 Boston Scientific acknowledges that the Reforms set forth in ¶ 3 confer substantial benefits upon Boston Scientific and its stockholders. 2.4 Boston Scientific acknowledges that adoption of the Reforms set forth in ¶ 3 is in the best interest of Boston Scientific and its stockholders. 3. The Corporate Governance Policies 3.1 Amendments to the Audit Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Audit Committee Charter as set forth in Exhibit A-1. 3.2 Amendments to the Risk Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Risk Committee Charter as set forth in Exhibit A-2. 3.3. Adoption of a Disclosure Committee Charter: Boston Scientific Corporation shall adopt a charter for the management-level Disclosure Committee which shall include the provisions listed in the document attached hereto as Exhibit A-3. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 13 of 121 14 3.4 Amendment to Insider Trading Policy: Boston Scientific shall amend and adopt changes to the Boston Scientific Stock Trading Policy as set forth in Exhibit A-4. 3.5 Amendment to Nominating and Governance Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Nominating and Governance Committee Charter as set forth in Exhibit A-5. 3.6 Amendment to Compensation Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Compensation Committee Charter as set forth in Exhibit A-6. 3.7 Amendment to Corporate Governance Guidelines: Boston Scientific Corporation’s Corporate Governance Guidelines shall be amended as reflected in Exhibit A-7. 4. Settlement Procedures 4.1 After execution of this Stipulation, Stockholders shall submit the Stipulation together with its Exhibits to the Court on behalf of the Settling Parties and shall move for entry of an order substantially in the form of Exhibit B hereto (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the form attached hereto as Exhibits C-1 (“Long-Form Notice”) and C-2 (“Short-Form Notice”; the Long-Form Notice and Short-Form Notice collectively, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described below. 4.2 Within ten (10) business days following the Court’s entry of the Preliminary Approval Order, Boston Scientific shall cause the Stipulation and Long-Form Notice to be filed with the SEC via a Current Report on Form 8-K or other appropriate filing. Boston Scientific shall Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 14 of 121 15 also promptly publish the Short-Form Notice one time (i.e., for one day) in Investor’s Business Daily. The SEC filing will be accessible via a link on the “Investor Relations” page of the Company’s website, the address of which shall be contained in the Settlement Notice. At least fourteen (14) calendar days before the Settlement Hearing (defined below), Boston Scientific shall file with the Court an appropriate affidavit with respect to the preparation and publication of the Settlement Notice. Boston Scientific shall pay for reasonable costs, if any, of providing reasonable notice of the Settlement, in the form approved by the Court, and in no event shall Defendants, Stockholders, any other Boston Scientific stockholder, or their attorneys be responsible for any such costs. 4.3 Stockholders will also request that the Court hold a hearing in the Action (the “Settlement Hearing”) to consider and determine whether the District Court Approval Order and the Judgment, substantially in the forms of Exhibits D and E hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; (b) approving the Fee and Expense Application (defined below at ¶ 6.1); and (c) dismissing with prejudice the Action against the Settling Defendants. 4.4 Within three (3) business days of the entry of the District Court Approval Order and the Judgement, Tripson will voluntarily dismiss with prejudice the Delaware Action. 5. Releases 5.1 Upon the Effective Date, as defined in ¶ 7.1, Stockholders and Boston Scientific, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 15 of 121 16 dismissed with prejudice each and every one of the Released Claims against the Released Persons. For the avoidance of doubt, this shall not release any insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. 5.2 Upon the Effective Date, as defined in ¶ 7.1, Stockholders (acting on their own behalf and derivatively on behalf of Boston Scientific and its stockholders), and Boston Scientific, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons. For the avoidance of doubt, this provision shall not apply to any insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action. 5.3 Upon the Effective Date, as defined in ¶ 7.1, each of the Settling Defendants, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of the Stockholders and Stockholders’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 16 of 121

17 to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action. 6. Stockholders’ Counsel’s Attorneys’ Fees and Expenses 6.1 Boston Scientific has agreed to pay or cause the payment of an award of attorneys’ fees and expenses to Stockholders’ Counsel in the amount of $800,000 (the “Fee and Expense Amount”), subject to approval by the Court. Boston Scientific shall pay or cause the payment of any court-awarded attorneys’ fees and expenses up to the above-stated amount and will do so within fifteen (15) business days of the later of: (a) the Court’s order awarding such payment; or (b) counsel for Settling Defendants’ receipt from Stockholders’ Counsel of the information necessary to effectuate a transfer of funds, including wiring instructions that include the bank name and ABA routing number, account name and number, check payee, mailing address, and a signed Form W-9 reflecting a valid taxpayer identification number for the firm(s) which is to receive the funds. 6.3 Any order or proceeding relating to the application for or disbursement of attorneys’ fees or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel this Stipulation, or affect or delay the finality of the Final Order approval the Settlement and this Stipulation. 6.4 Stockholders’ Counsel has informed Boston Scientific and Settling Defendants that they intend to apply to the Court for a service award to Stockholders for the time and expenses they expended in the prosecution of the Derivative Matters of up to two thousand five hundred dollars ($2,500.00) to be payable from the fees and expenses the Court awards to Stockholders’ Counsel in connection with the Fee and Expense Application (the “Service Award Application”). Settling Defendants and Boston Scientific take no position on the Service Award Application. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 17 of 121 18 6.5 Stockholders’ Counsel shall allocate the Fee and Expense Amount among themselves. Stockholders’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount among them shall be presented to and be mediated, and, if necessary, finally decided and resolved, by the Mediator on the terms and subject to the processes and procedures set forth by the Mediator. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Stockholders’ Counsel and allocated among Stockholders’ Counsel by agreement or as finally determined by the Mediator. The Company and the Settling Defendants shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees awarded among Stockholders’ Counsel and/or to any other person who may assert any claim thereto. Any dispute regarding any allocation of fees or expenses among Stockholders’ Counsel shall have no effect on the Settlement. 7. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination 7.1 The Effective Date shall be conditioned on the occurrence of all of the following events: (a) the Court has entered the Approval Order and Judgment, substantially in the forms of Exhibits D and E attached hereto; and (b) the Judgment has become Final. 7.2 If any of the conditions specified in ¶ 7.1 are not met, then the Stipulation shall be canceled and terminated subject to the provisions of ¶ 7.4, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified Stipulation and submit it for Court approval. 7.3 The Settling Parties shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 18 of 121 19 other parties to this Stipulation within thirty (30) days of: (a) the Court’s final refusal to enter the District Court Approval Order in any material respect; (b) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement; or (c) the date upon which the Judgment is modified or reversed in any material respect by the United States Court of Appeals for the Eleventh Circuit or the United States Supreme Court. The provisions of ¶ 7.4 below shall apply to any termination under this paragraph. However, any decision or proceeding, whether in this Court or any appellate court, with respect to an application for attorneys’ fees or payment of litigation expenses shall not affect the finality of any Judgment and shall not be grounds for termination of the Settlement. 7.4 If for any reason this Stipulation is terminated, or cancelled, or otherwise fails to become effective for any reason: (a) The Settling Parties, Released Persons and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of this Stipulation; (b) All negotiations, proceedings, documents prepared and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Matters or in any other action or proceeding; and (c) The terms and provisions of the Stipulation, with the exception of the provisions of ¶ 6.2, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose, and any Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 19 of 121 20 judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 7.5 No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Stockholders’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 7.6 If the Settlement embodied in this Stipulation is approved by the Court, and the Settlement has not been terminated for any reason, the Settling Parties shall request that the Court enter the Judgment, substantially in the form attached hereto as Exhibit E. 8. Miscellaneous Provisions 8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. 8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between the Stockholders, Boston Scientific, and Boston Scientific’s stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to, the Released Claims. For the avoidance of doubt, this provision shall not apply to any disputes concerning insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The proposed District Court Approval Order provided to the Court shall contain a finding that during the course of the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 20 of 121

21 litigation, the parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. No party or Related Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure or any similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with the experienced Mediator and legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 8.4 The Settling Parties agree that any disputes between or amongst the parties related to the Settlement or any of its terms shall be presented to and be mediated, and, if necessary, finally decided and resolved by the Mediator on the terms and subject to the processes and procedures set forth by the Mediator. 8.5 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Boston Scientific and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims. For the avoidance of doubt, this provision shall not apply to any proceedings concerning insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. 8.6 Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 21 of 121 22 fault, wrongdoing, or liability of the Released Persons or Boston Scientific or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Boston Scientific in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement or to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action, and except that the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment, in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 8.7 All designations and agreements made and orders entered during the course of the Actions relating to the confidentiality of documents or information shall survive this Settlement. 8.8 All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.9 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. 8.10 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 22 of 121 23 understanding pertaining to the Derivative Matters and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. 8.11 Except as otherwise provided herein, all parties, including all Settling Defendants, their counsel, Boston Scientific and its counsel, and Stockholders and Stockholders’ Counsel, shall bear their own fees, costs, and expenses. 8.12 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 8.13 Stockholders represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 8.14 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so. 8.15 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of all provisions of the Stipulation to be performed by such other party. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 23 of 121 24 8.16 The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. 8.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives. 8.18 Without affecting the finality of the Judgment, entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to the award of attorneys’ fees and expenses, the Service Award to Stockholders, and the implementation and enforcement of the terms of the Stipulation, the District Court Approval Order, and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the District Court Approval Order, and the Judgment, and for matters arising out of, concerning, or relating thereto, as well as the award of attorneys’ fees and expenses and the Service Award to Stockholders. 8.19 This Stipulation shall survive any Change of Control of the Company, regardless of the effect a change in control will otherwise have on the litigation, including on the Corporate Governance Reforms provided for herein, to the extent they remain applicable following a Change of Control. For purposes of this Paragraph, “Change of Control” means the sale of all or substantially all the assets of the Company; any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person; or any change in the ownership of Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 24 of 121

25 more than fifty percent (50%) of the voting capital stock of the Company in one or more related transactions. 8.19 This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Massachusetts, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Massachusetts without giving effect to Massachusetts’ choice-of-law principles. 8.20 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 8.21 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection. 8.22 Without further order of the Court, the parties may agree to reasonable extensions of time to carry out any of the provisions in this Stipulation. 9. Stay Pending Court Approval 9.1 Pending Court approval of the Stipulation, the Parties agree to stay any and all proceedings in the Action and the Delaware Action other than those incident to the Settlement. 9.2. Except as necessary to pursue the Settlement and determine a fee award pursuant to the Fee and Expense Application and Service Award application, pending final determination of whether the Stipulation should be approved, all Settling Parties agree not to institute, commence, prosecute, continue, or in any way participate in, whether directly or indirectly, representatively, individually, derivatively on behalf of Boston Scientific, or in any other capacity, any action or other proceeding asserting any Released Claims. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 25 of 121 26 9.3. Notwithstanding Paragraphs 9.1 and 3.2, nothing herein shall in any way impair or restrict the rights of any of the Settling Parties to defend this Stipulation or to otherwise respond in the event any person or entity objects to the Stipulation, the proposed Judgment to be entered, and/or the Fee and Expense Application or Service Award Application. IN WITNESS THEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated September 6, 2024. Mitchell J. Matorin (BBO #649304) MATORIN LAW OFFICE, LLC 18 Grove Street, Suite 5 Wellesley, MA 02482 (781) 453-0100 mmatorin@matorinlaw.com Seth D. Rigrodsky Timothy J. MacFall Vincent A. Licata RIGRODSKY LAW, P.A. 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Telephone: (516) 683-3516 Email: sdr@rl-legal.com tjm@rl-legal.com vl@rl-legal.com Howard T. Longman LONGMAN LAW, P.C. 354 Eisenhower Parkway, Suite 1800 Livingston, N.J. 07039 (973) 994-2315 Hlongman@longman.law Counsel for Plaintiff Nachbaur Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 26 of 121 /; ee GLANCY PRON@AY & MURRAY LLP atthew M. Houston Benjamin I. Sachs-Michaels 745 Fifth Avenue, Fifth Floor New York, New York 10151 Telephone: (212) 935-7400 Email: mhouston@glancylaw.com bsachsmichaels@glancylaw.com BIELLI & KLAUDER, LLC Ryan M. Ernst (#4788) 1204 N. King Street Wilmington, DE 19801 Telephone: (302) 803-4600 Email: rernst@bk-legal.com Counsel for Plaintiff Tripson in the Delaware Action COHEN MILSTEIN SELLERS & TOLL PLLC Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 (212) 838 7797 rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Boston Scientific Stockholder Local 731 27 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 27 of 121 GLANCY PRONGAY & MURRAY LLP Matthew M. Houston Benjamin I. Sachs-Michaels 745 Fifth Avenue, Fifth Floor New York, New York 10151 Telephone: (212) 935-7400 Email: mhouston@glancylaw.com bsachsmichaels@glancylaw.com BIELLI & KLAUDER, LLC Ryan M. Ernst (#4788) 1204 N. King Street Wilmington, DE 19801 Telephone: (302) 803-4600 Email: rernst@bk-legal.com Counsel for Plaintiff Tripson in the Delaware Action COHEN MILSTEIN SELLERS & TOLL PLLC Richard A. Speirs Amy Miller 88 Pine Street, 14th Floor New York, NY 10005 (212) 838 7797 rspeirs@cohenmilstein.com amiller@cohenmilstein.com Counsel for Boston Scientific Stockholder Local 731 27 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 28 of 121

Ss DEN, ARPS, SLATE, MEAGHER & FLOM LLP James R. Carroll (BBO #554426) Alisha Q. Nanda (BBO #657266) Yaw A. Anim (BBO #569512) 500 Boylston Street Boston, Massachusetts 02116 (617) 573-4800 james.carroll@skadden.com alisha. nanda@skadden.com yaw.anim@skadden.com Counsel for Defendants Kevin Ballinger, Daniel J. Brennan, Nelda J. Connors, Charles F. Dockendorff, Joseph M. Fitzgerald, Yoshiaki Fujimori, Donna A. James, Susan Vissers Lisa, Edward J. Ludwig, Stephen P. MacMillan, Michael F. Mahoney, Shawn McCarthy, Ian Meredith, David Roux, John E. Sununu, Ellen M. Zane in the Action and Delaware Action 28 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 29 of 121 EXHIBIT AHIBIT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 30 of 121 CORPORATE GOVERNANCE REFORMS Within thirty (30) days after entry of an order by the reviewing court granting final approval of the settlement of the derivative actions, Boston Scientific Corporation (“Boston Scientific” or the “Company”), including its Board of Directors (the “Board”) and committees thereof, shall implement the following corporate governance, oversight, and internal controls reforms (the “Reforms”). The Company acknowledges that the filing of, pendency of, and/or settlement demands made in the Derivative Matters caused the adoption of the following Reforms, and that the Reforms confer substantial benefits on the Company. The Company’s committee charters, governance guidelines, and all other relevant governance documents shall be updated as necessary and appropriate to implement these provisions and shall be posted on the Boston Scientific Corporation’s website. The corporate governance enhancements contained herein shall be maintained for a period of not less than three (3) years from the date of adoption. Amendments to the Audit Committee Charter Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation Audit Committee Charter as set forth in Exhibit A-1. The amendments to the Audit Committee Charter shall include the following: 1. The Audit Committee agendas shall include time reserved for a separate executive session; 2. The Audit Committee shall have oversight responsibility for the Company’s SEC Reporting Disclosure Committee (Disclosure Committee). The Committee shall receive a report at least quarterly from the Disclosure Committee regarding the proceedings of the Disclosure Committee, including proceedings undertaken and any conclusions reached with respect to the Company’s disclosure controls and procedures and internal control over financial reporting for the applicable financial statements and reports to be filed with the SEC; and 3. The Audit Committee shall oversee administration of and make appropriate recommendations regarding the administration of the Company’s Stock Trading Policy, which shall include reviewing the policy on an at least annual basis. Amendments to the Risk Committee Charter Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Risk Committee Charter as set forth in Exhibit A-2. The amendments to the Risk Committee Charter shall include: 1. The majority of the members of the Risk Committee shall be comprised of independent directors who meet all applicable independence and other requirements of the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 31 of 121 2 Securities and Exchange Commission, the New York Stock Exchange, or any other applicable law or rule of a regulatory body with jurisdiction over the Company; 2. The Risk Committee shall meet in regular session at least four times annually; 3. The Risk Committee agendas shall include time reserved for a separate executive session; 4. The Chairperson of the Risk Committee shall review any issues that arise with respect to the Company’s material risks with the Board periodically at regularly scheduled Board meetings; 5. The Chairperson of the Risk Committee shall use all reasonable efforts to attend annual meetings of stockholders; and 6. The Risk Committee shall periodically review reports regarding significant compliance matters from the senior executives in charge of the Company’s internal quality program and compliance functions, including (i) at least quarterly, a report from the Chief Compliance Officer regarding the Company’s Global Compliance Program; ii) any significant product recalls; and iii) any warning letters issued by the FDA to the Company or an equivalent statutorily defined letter from an equivalent foreign regulator. Adoption of a Disclosure Committee Charter Boston Scientific shall adopt a charter for the Company’s management-level Disclosure Committee which shall include the provisions listed in the document attached hereto as Exhibit A- 3. Amendments to Insider Stock Trading Policy Boston Scientific shall amend and adopt changes to the Boston Scientific Stock Trading Policy as set forth in Exhibit A-4. The amended policy shall include, inter alia, the following language: In general, a Rule 10b5-1 plan must be entered into or modified (as defined below) at a time when the person entering into or modifying the plan is not aware of material nonpublic information about BSC. Once the plan is adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded, or the date of the trade. The plan must either specify the amount, pricing and timing of the transactions in advance or delegate discretion on these matters to an independent third party. The plan must include a cooling-off period before trading can commence that: (i) for directors or executive committee members, ends on the later of 90 days after the adoption or modification of the Rule 10b5-1 plan or two business days following the disclosure of the Company’s financial results in an SEC periodic report for the fiscal quarter in which the plan was adopted or modified (but in any event, the required cooling- off period is subject to a maximum of 120 days after adoption or modification of the plan), Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 32 of 121

3 and (ii) for all other Covered Persons, 30 days following the adoption or modification of a Rule 10b5-1 plan. A person may not enter into overlapping Rule 10b5-1 plans (subject to certain exceptions pursuant to Rule 10b5-1) and may only enter into one “single trade” Rule 10b5-1 plan during any 12-month period (subject to certain exceptions pursuant to Rule 10b5-1). A Rule 10b5-1 Plan must include a representation certifying that the adopting person: (a) is not aware of any material nonpublic information; and (b) is adopting the plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5. All persons entering into a Rule 10b5-1 plan must act in good faith with respect to that plan. As used herein, “modification” and “modified” shall mean any modification or change to the amount, price, or timing of the purchase or sale of the securities underlying a Rule 10b5-1 plan, or a Rule 10b5-1 plan modification, such as the substitution or removal of a broker that is executing trades pursuant to such Rule 10b5-1 plan on behalf of the person, that changes the price or date on which purchases or sales are to be executed. These requirements may be amended from time to time in accordance with applicable law. Amendments to the Nominating and Governance Committee Charter Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation Nominating and Governance Committee Charter as set forth in Exhibit A-5. Specifically, Boston Scientific shall amend the Nominating and Governance Committee Charter to provide that the committee’s agendas shall include time reserved for a separate executive session. Amendments to the Compensation Committee Charter Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation Executive Compensation and Human Resources Committee Charter as set forth in Exhibit A-6. Specifically, Boston Scientific shall amend the Executive Compensation and Human Resources Committee Charter to provide that the committee’s agendas shall include time reserved for a separate executive session. Amendments to Boston Scientific’s Corporate Governance Guidelines Boston Scientific Corporation’s Corporate Governance Guidelines shall be amended as reflected in Ex. A-7, to include the following language: Directors are encouraged to participate in non-management director education programs, including training regarding fiduciary duties, compliance with laws and regulations, and best practices with respect to corporate disclosures and corporate governance. The Company will make such training available to directors at the Company’s expense, including but not limited to memberships to industry associations or third party director educational programs. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 33 of 121 Exhibit A-1 - 1 - BOSTON SCIENTIFIC CORPORATION AUDIT COMMITTEE CHARTER Purpose The Audit Committee (the “Committee”) is established by the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”) to assist it in its oversight of, among other things, (i) the quality and integrity of the Company’s financial reporting process, financial statements and related disclosure, (ii) compliance with financial, legal, and regulatory requirements, (iii) selection and retention of the registered public accounting firm of the Company (the “independent auditor”), and evaluation of the independent auditor’s qualifications, independence, and performance, (iv) the annual independent audit of the Company’s financial statements, and (v) the performance of the Company’s internal audit function and financial controls. In performing its duties, the Committee will endeavor to maintain free and open communication among members of the Committee, the independent auditor, internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain auditors, counsel, or other experts for this purpose, in each case at the expense of the Company. Composition Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Governance Committee. 1. Qualifications. Each member of the Committee will meet all applicable independence, financial literacy and other requirements of the Securities and Exchange Commission (“SEC”), the New York Stock Exchange (“NYSE”) or any other applicable law or rule of a regulatory body with jurisdiction over the Company (the “Independence Requirements”). In addition, at least one member of the Committee will have accounting or related financial management expertise, as determined by the Board in the exercise of its business judgment. The Board shall determine if any member of the Committee is an “audit committee financial expert” as defined by the SEC, it being the intention of the Company that at least one member of the Committee should be an “audit committee financial expert,” as so defined. 2. Chairperson. The Chairperson of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee. 3. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Governance Committee. In addition, membership on the Committee Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 34 of 121 Exhibit A-1 - 2 - shall automatically end at such time as the Board determines that a member ceases to meet the Independence Requirements. Operations 1. Meetings. The Chairperson of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of Committee meetings, provided that the Committee shall meet in regular session at least four times annually. The Committee shall meet separately, periodically, with designated members of management, the internal auditors and the independent auditor of the Company. The Committee shall hold separate executive sessions as appropriate. 2. Agenda. The Chairperson of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Lead Independent Director or non-employee Chairman of the Board, as applicable and appropriate members of management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review by Committee members. The agenda for all meetings shall include time reserved for a separate executive session. 3. Report to Board. The Chairperson of the Committee shall review any issues that arise with respect to the Company’s financial statements, compliance with legal or regulatory requirements, performance of the Company auditors or performance of the internal audit function and the Committee’s actions with the Board at the next regularly scheduled Board meeting after such actions were taken. 4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board. Authority and Duties Independent Auditor’s Qualifications and Independence 1. The Committee shall be directly responsible for the appointment, retention, compensation, evaluation and, if appropriate, the termination of the independent auditor. The independent auditor shall report directly to the Committee. The Committee shall be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular firm as independent auditor, the Committee shall take into account the views of management and the Company’s internal auditors, and the vote of the Company’s stockholders at the last annual stockholders meeting of the Company with respect to the ratification by the Company’s Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 35 of 121 Exhibit A-1 - 3 - stockholders of the selection of the Company’s independent auditors. The Company shall provide for appropriate funding to pay the independent auditors’ fees. 2. The Committee shall (a) periodically obtain from the independent auditor formal written disclosures with respect to all relationships between the independent auditor and the Company, including those required by the Public Company Accounting Oversight Board, (b) actively engage in a dialogue with the independent auditor concerning any disclosed relationships or services that may impact its objectivity and independence from management and the Company, and (c) take appropriate action in response to the independent auditor’s report in order to satisfy itself of the independent auditor’s independence. 3. The Committee shall review and make recommendations, if any, regarding the plans, scope, staffing, projected fees and the results of the annual audit conducted by the independent auditor. 4. The Committee shall have the sole authority to pre-approve audit, audit-related and any non-audit services to be provided by the independent auditor. The Committee shall review any audit, audit-related and non-audit services and fees in accordance with its pre-approval policy. The Committee shall review with the lead audit partner of the independent auditor whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor. 5. The Committee shall obtain and review with the lead audit partner of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to address these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead (or coordinating) audit partner of the independent auditor, and the audit partner of the independent auditor responsible for reviewing the audit, periodically consider whether there should be rotation of the independent audit firm. 6. The Committee shall review the experience, qualifications and performance of the senior members of the audit team of the independent auditor. 7. The Committee shall pre-approve the hiring of any employee or former employee of the independent auditor who was a senior member of the Company’s audit team during the preceding three fiscal years, and will only approve any such individual for a financial oversight role within the Company in accordance with applicable regulations. In addition, the Committee shall pre-approve the hiring of any employee of the independent auditor for a position of Senior Vice President or above within the Company, regardless of whether that person was a member of the Company’s audit team. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 36 of 121

Exhibit A-1 - 4 - Financial Statements and Related Disclosure 8. The Committee shall discuss with management and the independent auditor the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards (GAAS) and the rules of the Public Company Accounting Oversight Board. 9. The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before the filing of the Company’s reports on Form 10-K and Form 10-Q. The Committee shall review management’s and the independent auditor’s judgment about the quality (not just acceptability) of accounting principles, the reasonableness of significant judgments, and the clarity and the completeness of the financial statements. The Committee shall recommend to the Board whether to include the audited financial statements in the Company’s annual report on Form 10-K. 10. The Committee shall have oversight responsibility for the Company’s SEC Reporting Disclosure Committee (Disclosure Committee). The Committee shall receive a report at least quarterly from the Disclosure Committee regarding the proceedings of the Disclosure Committee, including proceedings undertaken and any conclusions reached with respect to the Company’s disclosure controls and procedures and internal control over financial reporting for the applicable financial statements and reports to be filed with the SEC. 9.11. The Committee shall review with management, the internal auditors and the independent auditor (a) reports, evaluations and recommendations of the independent auditor, including the independent auditor’s report on the Company’s assessment of internal controls over financial reporting, (b) all critical accounting policies and practices used by the Company in preparing its financial statements, (c) those critical audit matters (CAMs) arising from the current period audit, as reported in the independent auditor’s opinion on the financial statements (d) any major issues regarding accounting and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (e) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative accounting methods on the financial statements and (f) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company. 10.12. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response thereto, including any significant disagreements between the independent auditor and management. In addition, the Committee shall review with the independent auditor any significant communications between the independent auditor and management, and shall participate in any other required communications with the independent auditor. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 37 of 121 Exhibit A-1 - 5 - 11.13. The Committee shall discuss generally and prior to public disclosure the type of information to be disclosed, and the type of presentation to be made, in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as the type of information to be disclosed, and the type of presentation to be made, in any financial information and earnings guidance provided to analysts and rating agencies. 12.14. The Committee shall review periodically with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements. 13.15. The Committee shall prepare the report required by the SEC to be included in the Company’s annual proxy statement. Performance of the Internal Audit Function and the Independent Auditor 16. The Committee shall review with management, the internal auditors and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function’s organization, , responsibilities, plans, results, budget and staffing. 17. The Committee shall review with management, the internal auditors and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls, including the Company’s system to monitor and manage business risk and financial risk exposure to the Company resulting from legal and regulatory compliance matters, and any significant deficiencies or material weaknesses in internal controls. 18. The Committee shall discuss the Company’s guidelines, processes and policies to monitor, assess, evaluate and manage risk. 19. The Committee shall receive reports on business operations and functions, and other financial reporting and control issues directly from the internal auditors. The Committee shall monitor progress towards correction of any important deficiencies. 20. The Committee shall receive reports directly from the internal auditors relative to travel and expense accounts of the Chief Executive Officer and other executive officers. Compliance with Legal and Regulatory Requirements 21. The Committee shall assist the Board in its oversight of compliance with financial, legal, and regulatory requirements. The Committee shall have oversight over matters of financial compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 38 of 121 Exhibit A-1 - 6 - 22. The Committee shall maintain an overview of and make appropriate recommendations regarding the Company’s policy, practice, staffing and posture regarding general legal matters and regulatory law issues. 23. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal and regulatory matters (including the status of pending litigation) that may have a material impact on the Company and any significant reports or inquiries from regulatory or governmental agencies, and shall review with the general counsel and other designated personnel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. 24. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. 24.25. The Committee shall oversee administration of and make appropriate recommendations regarding the administration of the Company’s Stock Trading Policy, which shall include reviewing the policy on at least an annual basis. The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate in accordance with applicable laws and regulations. The Committee shall have the power to retain independent advisors to assist the Committee in its oversight function. The Committee may also retain counsel or other advisors, as it deems appropriate. The Committee shall have sole authority to retain and terminate such counsel or other advisors and to approve such counsel’s or other advisors’ fees and other retention terms. The Company shall compensate any such counsel or other advisors retained by the Committee. Clarification of Audit Committee’s Role The Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law, regulations and standards and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations. 33839904.2 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 39 of 121 Exhibit A-2 - 1 - BOSTON SCIENTIFIC CORPORATION RISK COMMITTEE CHARTER Purpose The Risk Committee (the “Committee”) of Boston Scientific Corporation (the “Company”) is established by the Board of Directors (the “Board”) to, among other things, assist in its oversight of matters relating to (i) the enterprise-wide approach to risk management, (ii) regulatory compliance, (iii) the quality and safety of the Company’s products, and (iv) the Company’s insurance program. Composition 1. Members. The Committee shall be comprised of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”). A majority of the members shall meet all applicable independence and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other applicable law or rule of a regulatory body with jurisdiction over the Company. 2. Chairperson. The Chairperson of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee. 3. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Governance Committee. Operations 1. Meetings. The Chairperson of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet in regular session at least four times annually. The Committee shall meet in executive sessions as appropriate. 2. Agenda. The Chairperson of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Lead Independent Director or non-employee Chairman of the Board, as applicable, and appropriate members of the Company’s management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review by Committee members. The agenda for all meetings shall include time reserved for a separate executive session. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 40 of 121

Exhibit A-2 - 2 - 3. Report to the Board. The Chairperson of the Committee shall review any issues that arise with respect to the Company’s material risks and the Committee’s actions with the Board periodically at regularly scheduled Board meetings after such actions were taken, as the Committee deems appropriate or as is requested by the Board. 4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self- evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board. 4.5. Stockholder Meetings. The Chair of the Committee shall use all reasonable efforts to attend annual meetings of stockholders. Authority and Duties The Committee has primary oversight responsibility for areas of quality and non- financial compliance issues (“non-financial compliance”), while the Audit Committee of the Board (the “Audit Committee”) has general oversight of the Company’s financial compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters. The Committee will coordinate and consult with the Audit Committee, as necessary, for the purpose of sharing information pertinent to the Audit Committee’s consideration and oversight of the Company’s risk and risk management programs and policies. Risk Management 1. The Committee shall assist the Board and the Audit Committee in its oversight of the Company’s enterprise risk management program. 2. The Committee shall review and discuss the Company’s guidelines, processes and policies to monitor, assess, evaluate and manage nonfinancial risk. 3. The Committee shall receive regular reports from the Company’s management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures. Compliance, Quality and Insurance Oversight 1. The Committee shall assist the Board in its oversight of the Company’s global compliance program, including matters related to compliance with legal, and regulatory requirements as well as compliance with the Company’s Code of Conduct (the “Code”). The Committee shall periodically review and, when appropriate, recommend changes to the Code to the Board. 2. The Committee shall have oversight over matters of non-financial compliance, and shall review, at least annually, the significant non-financial compliance matters, including significant legal or regulatory compliance risks. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 41 of 121 Exhibit A-2 - 3 - 3. The Committee shall periodically review and, when appropriate, make recommendations to the Board and the Company’s management regarding the adequacy and effectiveness of the Company’s strategies and practices with respect to (i) compliance with laws and regulations administered by applicable federal, state, local and foreign governmental authorities, (ii) the safety and quality of the Company’s products and (iii) other material aspects of its quality and compliance functions. 4. The Committee shall conduct periodic review of reports regarding significant compliance matters from the senior executives in charge of the Company’s internal quality program and compliance functions, including (i) the Company’s efforts to comply with key mandates of applicable federal, state, local and foreign governmental authorities, and (ii) the results of quality and quality system assessments, (iii) at least quarterly, a report from the Company’s chief compliance officer regarding the Company’s Global Compliance Program, (iv) any significant product recalls, and (v) any warning letters issued by the FDA to the Company, or an equivalent statutorily defined letter from an equivalent foreign regulator. 5. The Committee shall stay informed of major regulatory changes both domestically and internationally to ensure the Company is poised to meet new standards. 6. The Committee shall review at least annually and, when appropriate, make recommendations to the Board regarding the Company’s insurance program. 7. The Committee shall periodically review and, when appropriate, make recommendations to the Board and the Company’s management regarding the Company’s cybersecurity program and data privacy practices. 8. The Committee shall periodically review and, when appropriate, make recommendations to the Board and the Company’s management regarding the Company’s business continuity and resiliency plans. The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate in accordance with applicable laws and regulations. The Committee shall have the power to retain an expert or advisor to assist the Committee in performing its duties. The Committee may also retain counsel or other advisors, as it deems appropriate. The Committee shall have sole authority to retain and terminate such experts or advisors and to review and approve such experts’ or advisors’ fees and other retention terms. The Company shall compensate any such experts, counsel or other advisors retained by the Committee. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 42 of 121 EXHIBIT A-3 BOSTON SCIENTIFIC CORPORATION DISCLOSURE COMMITTEE CHARTER This Disclosure Committee Charter (the “Charter”) has been approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of Boston Scientific Corporation (the “Company”), to set forth the role and responsibilities of the Company’s SEC Reporting Disclosure Committee (the “Committee”). Purpose It is the policy of the Company that all public disclosures made by the Company, including those in its Securities and Exchange Commission (“SEC”) filings, should be accurate, complete and timely, fairly present the Company’s financial condition, results of operations and cash flows in all material respects, and meet any other applicable laws, regulations and stock exchange requirements. The Committee shall assist the Chief Executive Officer and Chief Financial Officer (the “Senior Officers”) in fulfilling their responsibility for oversight of the accuracy and timeliness of such public disclosures made by the Company. Composition The Committee shall consist of the following members of management or their designee(s): Corporate Controller and Chief Accounting Officer; Director, Technical Accounting; Chief Corporate Counsel; Senior Vice President, Investor Relations; and Vice President, Corporate Tax. The Senior Officers may replace or add new members to the Committee as deemed appropriate from time to time. Notwithstanding the foregoing, the Senior Officers, at their option, may, at any time, assume any or all of the responsibilities of the Committee identified in this Charter. Operations The Committee shall meet at least quarterly and at any time upon the request of a member of the Disclosure Committee. The Committee may establish processes and procedures to carry out its responsibilities in accordance with this Charter. Such processes may include designating a member of the Committee to be responsible for scheduling and presiding over meetings, preparing agendas, documenting required procedures and maintaining committee minutes. Any question of interpretation of this Charter or the Committee’s procedures shall be determined by any Senior Officer or, in their absence from any meeting, the Chief Corporate Counsel, or a designee thereof. The Committee shall report to the Audit Committee periodically, and at least quarterly, on any proceedings of the Committee, including proceedings undertaken and any conclusions reached with respect to the Company’s disclosure controls and procedures and internal control over financial reporting for the applicable financial statements and reports to be filed with the SEC. The Committee shall review and reassess this Charter periodically, and submit any recommended changes to the Audit Committee of the Board of Directors for approval. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 43 of 121 2 Authority and Duties The Committee shall assist the Senior Officers in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by the Company by being responsible for the following tasks, in each case subject to the supervision and oversight of the Senior Officers or their designee(s):  Assisting with establishing and maintaining controls and other procedures, including procedures currently used by the Company, that are designed to ensure that (1) information required by the Company to be disclosed to the SEC and other information that the Company will publicly disclose is recorded, processed, summarized and reported accurately (in all material respects) and on a timely basis, and (2) information is accumulated and communicated to management, including the Senior Officers, as appropriate to allow timely decisions regarding such required disclosure (“Disclosure Controls”).  Reviewing the Company’s (1) periodic and current reports, proxy statements, registration statements and any other information filed with or furnished to the SEC, (2) press releases containing financial information, earnings guidance, information about collaborations, joint ventures, partnerships, regulatory matters, or material acquisitions or dispositions, or other information material to the Company’s security holders and (3) other public disclosures as requested by the Senior Officers or other employees, including but not limited to presentations (whether oral or written) to analysts and the investment community (collectively, the “Disclosure Statements”).  Assisting with evaluating the effectiveness of the Company’s Disclosure Controls, which may include the use of internal corporate resources or outside consultants, as of the end of the period covered by the Company’s Annual Report on Form 10-K and each Quarterly Report on Form 10-Q, as applicable.  Participating in discussions and making recommendations to the Senior Officers regarding determination of disclosure obligations and materiality assessments with respect to the Disclosure Statements.  Discussing with the Senior Officers all other relevant information with respect to the Committee’s proceedings, the preparation of the Disclosure Statements and the Committee’s evaluation of the effectiveness of the Company’s Disclosure Controls.  To the extent requested by the Senior Officers, provide a certification to the Senior Officers, and/or coordinate a process for obtaining certifications from individual employees, prior to the filing with the SEC of each periodic report as to certain of the items required to be certified by the Senior Officers. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 44 of 121

3  Assisting with administration of the Company’s Public Disclosure Policy and the Guidelines For Communicating Business Performance Information Internally, including periodic review of such policies. The foregoing list is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the exercise of its duties. The Committee shall also have such other responsibilities as the Senior Officers may assign to it from time to time. In discharging its duties, the Committee shall have full access to all Company books, records, facilities, and personnel, including the Company’s internal auditor. Members of the Disclosure Committee are bound by the Company’s internal confidentiality policies and the Company’s Stock Trading Policy. The Committee may solicit input from other personnel throughout the Company, including but not limited to those responsible for monitoring the SEC’s disclosure rules and changes in financial reporting requirements, the chief compliance officer, the head of human resources, the chief information security officer, the head of global internal audit, the head of business development, heads of business units, regions or other functions, and the controllers of business units, regions or other functions, in each case as necessary with respect to specific disclosure issues. The Committee may consult with the Company’s outside counsel and independent public accountants from time to time as deemed appropriate by the Committee in discharging its responsibilities. Representatives of such counsel and such accountants, and any other person or persons deemed appropriate by the Committee, may attend meetings of the Committee upon invitation by the Committee. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 45 of 121 Exhibit A-4 Boston Scientific Corporation Stock Trading Policy Purpose The purposes of this Stock Trading Policy (this “Policy”) are: (1) to prevent insider trading by persons subject to this Policy in violation of the securities laws of the United States; (2) to prevent the possible appearance of impropriety in connection with trading or other related activities; and (3) to reduce the risk that persons subject to this Policy might be found to have engaged in activities that are otherwise inconsistent with Boston Scientific Corporation’s (“BSC” or the “Company”) Code of Conduct or standards of business ethics. Scope This Policy applies to all directors, officers and employees of BSC and, as appropriate, vendors, contractors or consultants who may come into possession of material non-public information about BSC and all other Covered Persons, as further described in this Policy. If you have any questions about this Policy, please contact BSC’s office of the General Counsel, which for purposes of this Policy means BSC’s General Counsel, Chief Corporate Counsel or one of its Securities & Governance Counsel. Records Created N/A References 028987 Public Disclosure Policy Terminology Description of Change Available at the end of the document. Statement of Policy: A. General As a general rule, it is against the law to buy or sell any securities while in possession of material non-public information relevant to that security (sometimes called “inside information”), or to communicate this information or a recommendation to others who trade on the basis of this information (known as “tipping”). Individual Liability: The consequences of an insider trading violation can be severe and may subject any person who trades on inside information, and any person who communicates inside information (“tippers”) to other persons who trade on the basis of that information (“tippees”), to personal civil and criminal liability, including the following penalties:  A civil penalty of up to three times the profit gained or loss avoided;  A criminal fine of up to $5,000,000 (regardless of the size of the actual profit); and  A jail term of up to twenty years. A tipper who provides information to a person who then trades is subject to the same penalties as the tippee, even if the tipper did not trade and did not profit from the tippee’s trading. In addition, Company policy prohibits all misuse of confidential information obtained by employees in connection with their employment, including any securities trading based on such information. Please review the Company’s Code of Conduct for a description of the Company’s policies regarding business conduct and practices, including, among other things, the use of confidential information, conflicts of interest and the consequences to employees in the event they violate Company policies (including this Policy). Company policy prohibits any illegal activity, and, as such, insider trading may result in termination for cause. BSC Liability: The securities laws also expose employers, such as BSC, and their supervisory personnel, to possible serious liability on account of insider trading violations by an employee if it Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 46 of 121 Exhibit A-4 is found that the employer failed to take appropriate steps to prevent the employee’s insider trading. This Policy is one step taken by BSC to prevent insider trading. B. Scope Covered Activities: This Policy covers “trading” activity which includes not only purchases and sales of BSC’s stock, but transactions in other securities, including options, warrants, puts and calls, forward contracts, and other derivative securities related to BSC’s stock. BSC considers this to include purchases and sales of interest in mutual funds and exchange traded funds in which BSC stock represents 5% or more of fund holdings at the time of purchase or sale. Further, maintaining the confidence of investors and the Company’s reputation for business integrity is critical to the achievement of BSC’s strategic objectives as a company. This policy identifies certain circumstances when trading in BSC’s securities by directors, employees and others, while legal, may create the appearance of impropriety, and this Policy prohibits trading in those circumstances in addition to those instances in which trading would be illegal. Covered Persons: This Policy covers activities by the following persons (each a “Covered Person”):  You, as a BSC director, employee, or third-party vendor, contractor, consultant or other staff or service provider of BSC;  Your family members who reside with you;  Anyone else who lives in your household; and  Any family members who do not live in your household but whose transactions in BSC securities are directed by you or are subject to your influence or control (such as parents or children who may consult with you before they trade in BSC securities);  Partnerships of which you are the general partner;  Corporations of which you are the controlling shareholder;  Trusts of which you are the trustee; and  Estates of which you are the executor. You may be responsible for the transactions of other Covered Persons and, therefore, you may wish to make them aware of the need to confer with you before they trade in BSC’s securities, to ensure that their trading would not be prohibited under this Policy. Please note that many countries in addition to the U.S. have laws regarding insider trading. This Policy applies to all Covered Persons, even if the activities prohibited under this Policy are not illegal in the country where a Covered Person is located. Pursuant to the Company’s Code of Conduct, employees are expected to comply with all applicable laws, including those outside the U.S. Covered Information: Materiality: In general, information is “material” if it is significant to BSC’s business or if its public disclosure could reasonably be expected to affect the price of BSC securities or a person’s decision to buy, sell or recommend BSC securities. Material information may be positive or negative. Examples of events or developments that should be presumed to be “material” include, but are not limited to:  Any non-public information regarding earnings or related financial performance information, including but not limited to guidance or trends;  Success or failure of a significant research and development project or existing product, including achievement of, or failure to achieve, development or commercial Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 47 of 121 Exhibit A-4 milestones;  Gain or loss of a major customer, supplier, finance source or order;  Significant changes in senior management or directors;  A declaration of a stock split, dividend or an offering of additional securities or share repurchase;  Actual or threatened significant litigation or governmental investigations;  The existence of liquidity problems;  A purchase or sale of a business or substantial assets (M&A), or other significant strategic activity;  A significant cybersecurity breach or other incident;  Possible changes in credit ratings;  Significant labor disputes or negotiations, including possible strikes;  Possible proxy contests;  Possible analyst upgrades or downgrades of Company securities;  A field action related to a significant product family; and  Clinical trial results for significant PMA (Class III) products. Non-Public Information: BSC considers information to be non-public until:  It has been released to the public by BSC through appropriate channels, e.g., by means of a Securities and Exchange Commission (“SEC”) filing, a press release, during a conference call or a web cast, in each case made available to a broad investor audience and with proper notice; and  Enough time has elapsed to permit the investment market to absorb and evaluate the information. As a general rule, you should consider information to be non-public for two business days after its public disclosure. Ultimately, you are responsible for making a judgment as to whether you have material, non-public information at the time you or a Covered Person are contemplating a trade in BSC securities. Trading during a permitted window and/or obtaining pre-clearance in accordance with this Policy does not relieve you or a Covered Person of the legal obligation to refrain from trading while in possession of material non-public information. Your conduct will be judged with 20/20 hindsight; although an event may not seem to be material at the time, there is a possibility that it will ultimately be significant to the market once made public. Accordingly, when in doubt as to a particular item of information that is non-public, always presume it to be material and refrain from trading or disclosing it to others. Violation of this Policy by any Covered Person is grounds for disciplinary action, including immediate dismissal from employment or service from BSC. Violations by persons related to such Covered Person that may be attributable to such Covered Person may also result in disciplinary action to the Covered Person associated with BSC. C. Policy and Procedure 1. General Restriction on Trading While in Possession of Material Non-Public Information. No Covered Person may (i) trade in BSC’s stock during any period of time in which such person has knowledge of material information about BSC that has not been made available Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 48 of 121

Exhibit A-4 to the investing public (other than trades made pursuant to a pre-approved trading plan that complies with SEC Rule 10b5-1 or certain specified activity under Company employee plans, including the Company’s employee stock purchase plan (ESPP), as discussed below) or (ii) “tip” or disclose material non-public information concerning BSC or make any recommendations or express opinions on the basis of material non-public information as to trading in BSC stock (or any other company or its securities to the extent such information is acquired in the course of employment with, or the performance of services on behalf of, BSC) to any other persons or entities (including Covered Persons, analysts, individual investors and members of the investment community and news media), unless such disclosure is made in accordance with BSC’s policies regarding the protection or authorized external disclosure of information and only to the extent permitted by securities laws. If material nonpublic information is inadvertently disclosed by any Covered Person, the person making or discovering that disclosure should immediately report the facts to BSC’s office of the General Counsel. 2. Quarterly “Windows” for Information Sensitive Positions. In order to avoid the risk of improper trading and to avoid even the appearance of improper trading practices, individuals with access to certain sensitive information concerning BSC are subject to certain quarterly restrictions on their trading activities. The following persons are considered to hold positions that are “information sensitive”: (i) any director, executive officer, or employee holding the title of Vice President and above at BSC; (ii) any person who has access to corporate-wide or other material financial information prior to its public release; (iii) designated employees responsible for the preparation of financial information concerning BSC; and (iv) any other employee who has been notified by BSC’s office of the General Counsel that such person is in an information-sensitive position on either a permanent or temporary basis. Individuals holding any of the above-listed positions may only trade in BSC’s stock during “open window periods” set by the Company. There will ordinarily be a window for trading open in each fiscal quarter during the period beginning on the second business day after the date upon which BSC’s earnings for BSC’s immediately preceding fiscal quarter have been publicly announced and ending at market close on the last business day of the second calendar month of the quarter in which the announcement is made. There is also an additional trading limitation with respect to the release of annual financial results. Individuals holding any of the above-listed positions may only trade in BSC’s stock during the period beginning on the second business day after the date upon which BSC’s earnings for the immediately preceding fiscal year have been announced and ending on the later of (i) market close ten business days thereafter or (ii) market close on the last business day of the second calendar month of the quarter in which the announcement is made. All such persons may be subject to further restrictions on trading under paragraph 3 below. Compliance with the trading periods set forth in this paragraph does not excuse an individual from compliance with the prohibitions in this Policy, including against trading on material non-public information, trading during limited trading periods (“blackout periods”), selling short, failing to provide notice to BSC prior to a trade, or trading in the stock of third parties while in possession of material non-public information. All employees, including those in information sensitive positions, are required to evaluate whether they are in possession of material, non-public information prior to executing transactions involving BSC stock, even during open window periods. Open Window periods are subject to adjustment by the Company and may be closed early or adjusted without prior notice. 3. Designated Limited Trading (“Blackout”) Periods. BSC’s President and Chief Executive Officer, General Counsel or Chief Financial Officer may from time to time declare a Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 49 of 121 Exhibit A-4 restricted trading period for a designated group of individuals who they deem to have knowledge of significant events or projects, apart from the quarterly periods discussed in paragraph 2 above (these additional restricted trading periods are also called “blackout periods”). Individuals who are designated as members of such a group may not trade in BSC’s stock during this restricted trading period. Individuals will be notified if and when they become part of a designated group. A notified person must not discuss the fact that the security is restricted or “blacked out” with any person (other than a designated Company representative to the extent necessary for the resolution of any questions or issues). 4. Notice to the Office of the General Counsel and Pre-Clearance for Certain Individuals. Prior to making any trade, including gifts, in BSC stock, all directors and executive committee members must contact BSC's office of the General Counsel for pre-clearance. The pre- clearance process helps to facilitate compliance with the two-day filing requirement under Section 16 of the Securities Exchange Act for directors and executive officers. During the pre-clearance process, the Office of the General Counsel will consider if there are any important pending developments that need to be made public before the person may properly participate in the market, or if BSC is engaged in an activity that may require BSC to limit trading by such persons, as well as compliance with stock ownership guidelines. 5. No Short Sales. In no event should any person in an information-sensitive position sell BSC’s stock “short” (a sale in which the seller does not own the stock at the time) or “short against the box” (a seller owns stock but does not plan to deliver it currently), nor should such a person buy a put option or write a call option on BSC’s stock unless such a person otherwise owns at least the number of shares underlying the option. Short sales of BSC securities evidence an expectation on the part of the seller that the securities will decline in value, and, therefore, signal to the market that the seller has no confidence in BSC or its short-term prospects. In addition, short sales may create a conflict of interest and reduce the seller’s incentive to improve BSC’s performance. For these reasons, short sales of BSC securities by all persons in information- sensitive positions are prohibited. Moreover, it is illegal for officers and directors of BSC and any other person reporting under Section 16 with respect to BSC to affect short sales of BSC securities under Section 16 of the Exchange Act. 6. No Hedging and Pledging Transactions. Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an individual to lock in much of the value of such a person’s stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow an individual to continue to own the covered securities, but without the full risks and rewards of ownership. Similarly, pledging of stock or the use of stock as margin to secure borrowings potentially divests individuals of control over the sale of the stock. Accordingly, BSC directors and executive committee members are prohibited from entering into transactions that hedge the value of BSC stock or pledge stock as collateral for a loan, including a margin loan. New directors or executive committee members must unwind pre- existing hedging or pledging arrangements within nine months of their election or appointment. Hedging or pledging arrangements entered into by directors or executive committee members may need to be disclosed in certain of BSC’s filings with the SEC. 7. Trading Securities of Third Parties. Any Covered Person who possesses non-public information that is material to any company with which BSC does business or is considering doing business (including a company with respect to which BSC is considering a potential acquisition or investment) may not purchase or sell securities of that company while in possession of such information. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 50 of 121 Exhibit A-4 8. Transactions Under Company Plans. This Policy does not apply to the cash exercise of an employee stock option, the vesting of restricted stock, or to the exercise of a tax withholding right pursuant to which you elect to have BSC withhold shares of stock satisfy tax withholding requirements. This Policy does apply, however, to any sale of stock, including as part of a “broker-assisted” cashless exercise of an option or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option. For additional information concerning equity awards granted by BSC, please consult the plan prospectus, available on the BSC intranet site. 9. 401(k) Plan. This Policy does not apply to purchases of BSC stock in the Company’s 401(k) Retirement Savings Plan resulting from your periodic contribution of money to the plan pursuant to your payroll deduction election. This Policy does apply, however, to certain elections you may make under the 401(k) Retirement Savings Plan, including; (i) an election to make an intra-plan transfer of an existing account balance into or out of BSC’s stock fund; (ii) an election to borrow money against your 401(k) Retirement Savings Plan account if the loan will result in a liquidation of some or all of your BSC stock fund balance; and (iii) your election to pre-pay a plan loan if the pre-payment will result in allocation of loan proceeds to the BSC stock fund. For additional information concerning the 401(k) Retirement Savings Plan, please consult the plan summary plan description, available on the BSC intranet site. 10. Employee Stock Purchase Plan (ESPP). This Policy does not apply to purchases of BSC stock, made via regular payroll deductions, through the ESPP. This Policy does apply, however, to sales of shares acquired through the ESPP. For additional information concerning the ESPP, please consult the ESPP Prospectus, available on the BSC intranet site. 11. Gifts. Gifts may be considered transactions covered by this Policy under certain circumstances. In general, bona fide gifts (where no value is exchanged for shares) are permissible, notwithstanding open window periods and blackout periods, although special consideration should be given where the recipient of the gift is expected to sell the gifted securities. Individuals subject to trading pre-clearance under this Policy are required to request pre-clearance prior to making any gifts. 12. Pre-arranged 10b5-1 Trading Plans. SEC Rule 10b5-1 provides an affirmative defense to a claim of insider trading if trades occur pursuant to a pre-arranged ‘trading plan’ that meets specified conditions. Under this rule, if you execute a binding contract, an instruction, or a written plan that specifies the amount, price and date on which securities are to be purchased or sold, at a time when you do not possess material non-public information, then you may assert the existence of the contract, instruction, or plan as an affirmative defense to a subsequent claim that you have engaged in insider trading. Arrangements under this rule may specify amount, price, and date through a formula or may specify trading parameters that another person has discretion to administer; however, you may lose the affirmative defense afforded by the rule if, among other things, you exercise any subsequent discretion affecting the transactions, including modification or termination of a trading plan. Please note that, in addition to the requirements of a trading plan described above, there are a number of additional procedural conditions that must be satisfied under Rule 10b5-1 before you can rely on this rule. You should seek the advice of qualified securities law counsel in connection with establishing such a plan or if you have any questions about an existing plan. Further, aAny Rule 10b5-1 plan must comply with this Policy, including the requirements set forth below, as well as any additional guidelines with respect to such plans as BSC may from time to time adopt, including a “cooling off” period. Any Rule 10b5-1 trading plan Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 51 of 121 Exhibit A-4 must be submitted to BSC’s office of the General Counsel for review and pre-clearance at least two weeks before the anticipated execution of the plan. Covered Persons may only enter into a Rule 10b5-1 trading plan during a period in which they are allowed to trade in BSC stock pursuant to this Policy. In general, a Rule 10b5-1 plan must be entered into or modified (as defined below) at a time when the person entering into or modifying the plan is not aware of material nonpublic information about BSC. Once the plan is adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. The plan must include a cooling-off period before trading can commence that, (i) for directors or executive committee members, ends on the later of 90 days after the adoption or modification of the Rule 10b5-1 plan or two business days following the disclosure of the Company’s financial results in an SEC periodic report for the fiscal quarter in which the plan was adopted or modified (but in any event, the required cooling-off period is subject to a maximum of 120 days after adoption or modification of the plan), and (ii) for all other Covered Persons, 30 days following the adoption or modification of a Rule 10b5-1 plan. A person may not enter into overlapping Rule 10b5-1 plans (subject to certain exceptions pursuant to Rule 10b5-1) and may only enter into one “single trade” Rule 10b5-1 plan during any 12-month period (subject to certain exceptions pursuant to Rule 10b5-1). A Rule 10b5- 1 Plan must include a representation certifying that the adopting person (a) is not aware of any material nonpublic information; and (b) is adopting the plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5. All persons entering into a Rule 10b5-1 plan must act in good faith with respect to that plan. As used herein, “modification” and “modified” shall mean any modification or change to the amount, price, or timing of the purchase or sale of the securities underlying a Rule 10b5-1 plan, or a Rule 10b5-1 plan modification, such as the substitution or removal of a broker that is executing trades pursuant to such Rule 10b5-1 plan on behalf of the person, that changes the price or date on which purchases or sales are to be executed. These requirements may be amended from time to time in accordance with applicable law. Please contact BSC’s office of the General Counsel with any questions you may have about this Policy or the foregoing procedures. POLICY UPDATE This Policy shall be republished annually following the close of BSC’s fiscal year, at which time copies will be made available to all directors and employees, with specific notice to those individuals in information-sensitive positions as of that date. DISCLAIMER OF NEW LIABILITIES This Policy is not intended and shall not be deemed to impose on BSC or its directors or employees any civil, criminal, or other liability that would not exist in the absence of this Policy. January 1[_____], 20243 Questions? If you have any questions about this Policy, please contact BSC’s office of the General Counsel. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 52 of 121

Description of Change Exhibit A-4 Revision Description of Change xhibit -4 escripti n f ange visi n escripti n f ange Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 53 of 121 Exhibit A-5 - 1 - BOSTON SCIENTIFIC CORPORATION NOMINATING AND GOVERNANCE COMMITTEE CHARTER Purpose The Nominating and Governance Committee (the “Committee”) of Boston Scientific Corporation (the “Company”) is established by the Board of Directors (the “Board”) to, among other things, assist it to: (i) identify individuals qualified to become Board members, consistent with criteria approved by the Board, (ii) recommend to the Board the director nominees for election or re-election to the Board, (iii) monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, and where appropriate develop and recommend to the Board changes to the Company’s Corporate Governance Guidelines, (iv) monitor developments and oversee the Company’s practices and policies related to environmental and social issues, and other matters impacting the Company’s standing as a responsible corporate citizen; (v) oversee the Board and each committee of the Board in their respective annual performance self-evaluations, including the establishment of criteria to be used in connection with such evaluation; and (vi) provide oversight of the governance affairs of the Board and the Company. Composition 1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Committee. 2. Chairperson. The Chairperson of the Committee shall be appointed by the Board upon the recommendation of the Committee. 3. Qualifications. Each member of the Committee shall meet all applicable independence and other requirements of the Securities and Exchange Commission and the New York Stock Exchange and any other appropriate law or rule promulgated by a regulatory body with jurisdiction over the Company (the “Independence Requirements”). 4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Committee. In addition, membership on the Committee shall automatically end at such time as the Board determines that a member ceases to meet the Independence Requirements. Operations 1. Meetings. The Chairperson of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet in regular session at least four times annually. The Committee shall meet in executive sessions as appropriate. 2. Agenda. The Chairperson of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Lead Independent Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 54 of 121 Exhibit A-5 - 2 - Director or non-employee Chairman of the Board, as applicable, and appropriate members of management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review by Committee members. The agenda for all meetings shall include time reserved for a separate executive session. 3. Report to Board. The Chairperson of the Committee shall review the Committee’s actions with the Board at the next regularly scheduled Board meeting after such actions were taken. 4. Self-Evaluation. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. 5. Assessment of Charter. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board. Authority and Duties 1. The Committee shall identify, review and recommend director nominees to the Board for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in the Company’s Corporate Governance Guidelines and this Charter, or as otherwise established by the Board from time to time. The Committee shall establish and periodically review the traits, abilities and experience of nominees, as well as the General Criteria for Nomination to the Board of Directors set forth in Annex A to the Corporate Governance Guidelines. The Committee shall report to the Board periodically on the status of these efforts. The Committee shall periodically review the Company’s procedures for stockholders to follow in submitting candidates for the Board, and review any candidates recommended by stockholders with the same degree of consideration and care as candidates recommended by Board members or the Chief Executive Officer. The invitation to join the Board shall be extended by the Chairperson of the Board, Lead Independent Director and/or the Chairperson of the Committee. 2. The Committee shall review the standards to be applied by the Board in making determinations as to whether a director satisfies the applicable independence requirements and shall recommend to the Board any modifications to these standards that the Committee deems desirable, and provide to the Board the Committee’s assessment of which directors satisfy such independence requirements under then-current standards and under any recommended modifications to such standards. 3. The Committee shall review with the Board, on an annual basis, the current size, structure, including leadership structure, and composition of the Board as a whole, taking into account the directors’ degree of independence, business background (including any areas of particular expertise such as accounting or related financial management expertise or technology), record of service for incumbent directors, (including tenure, attendance record, meeting preparation, and overall contribution to the Board), employment status, gender, race or ethnicity, age, availability for service to the Company, anticipated needs of the Company, and the criteria set forth in Annex A to the Corporate Governance Guidelines. The Committee shall review with the Board the appropriate skills and Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 55 of 121 Exhibit A-5 - 3 - characteristics required of Board members. 4. The Committee shall, upon retirement or any other significant change in a director’s principal professional occupation, review, as appropriate and in light of the then current Board policies as reflected in the Corporate Governance Guidelines, the continued Board membership of such director. The Committee shall review, on at least an annual basis, the outside company board memberships of the Company’s directors and executive officers in order to monitor compliance with the limitations on outside company board service set forth in the Company’s Corporate Governance Guidelines and its Board Service Policy. 5. The Committee shall identify and recommend to the Board, the names of directors to serve as members of each of the Board’s standing and ad hoc committees, including this Committee. In addition, the Committee shall recommend to the Board a member of each of the standing and ad hoc committees to serve as Chairperson of such committee. The Committee will annually review committee assignments and will consider the rotation of committee chairpersons and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. 6. The Committee shall establish the criteria and processes to be used by the Board and the committees in their annual performance self-evaluations. In addition, the Committee, on behalf of the Board, shall oversee, the annual performance self-evaluation of the Board and of each committee to determine whether each of them is functioning effectively. Each performance self-evaluation shall focus on the contribution to the Company by the Board and each committee, and shall specifically focus on areas in which a better contribution could be made. 7. The Committee shall take steps to ensure that it is advised with respect to significant developments in the law and practice of corporate governance as well as the Company’s compliance with the Corporate Governance Guidelines and applicable laws and regulations, and shall make recommendations to the Board on Board policies and procedures, and on all matters of corporate governance and on any corrective action to be taken, as the Committee may deem appropriate. The Committee shall review the Company’s Corporate Governance Guidelines no less frequently than annually and develop and recommend to the Board any revisions thereto or any additional corporate governance principles applicable to the Company. 8. The Committee shall assist the Board in its oversight with respect to matters that involve the Company’s image, reputation and standing as a responsible corporate citizen, including reviewing and considering the following from time to time: (i) current and emerging environmental, social and corporate citizenship and public policy issues and trends that may affect the Company’s business activities, performance, reputation or public image, (ii) the Company’s initiatives related to sustainability and the environment as well as diversity, equity and inclusion and (iii) other strategic issues and corporate actions the Committee deems appropriate. 9. The Committee shall supervise a process for orientation, and continuing education, of new and continuing Board members and make the full Board aware of ongoing educational efforts. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 56 of 121

Exhibit A-5 - 4 - 10. The Committee shall recommend for approval to the full Board candidates for Chairperson of the Board and Chief Executive Officer. 11. The Committee shall review and assess succession programs and development plans for the Chief Executive Officer (and other executive officers, as appropriate) and will periodically report to the Board on such matters. 12. As part of its succession planning review, the Committee shall use all reasonable efforts to ensure that in the event of an unexpected emergency or departure of the Chief Executive Officer, a process is in place for the timely and efficient transfer of his or her responsibilities including recommendations for longer-term succession arrangements. 13. The Committee shall review the Company’s Stock Ownership Guidelines included in the Corporate Governance Guidelines to determine appropriateness against stated objectives and to determine that those directors and executive officers subject to the Stock Ownership Guidelines are in compliance with such Guidelines. The Committee shall also determine whether the Stock Ownership Guidelines continue to function in the best interests of the Company and its stockholders and, if appropriate, make recommendations to the Board regarding the modification of such Guidelines. 14. The Committee shall discuss the election of corporate officers and recommend elections to the full Board annually. The Committee shall have the authority to elect new officers or to fill any vacancies, in each case other than the Chief Executive Officer, Chief Financial Officer, or Chief Operating Officer, as needed between annual elections. The Committee shall inform the full Board of any such elections. 15. The Committee shall evaluate stockholder proposals and recommend to the Board responses to the stockholder proposals, unless the content of any such proposal would be more appropriately reviewed by another committee of the Board. 16. The Committee shall review and approve potential related party transactions and oversee the Company’s compliance with the Related Party Transactions policy set forth in its Corporate Governance Guidelines. The Committee shall review the Company’s related party transactions disclosures made in its annual proxy statement. 17. The Committee shall review on an annual basis the political contributions made by the Company and its Political Action Committee. 18. The Committee shall make appropriate reports and recommendations to the Board. The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate in accordance with applicable laws and regulations. The Committee shall have the power to retain a search firm or advisor to assist the Committee in identifying director candidates. The Committee may also retain counsel or other advisors, as it deems appropriate. The Committee shall have sole authority to retain and terminate such search firms or advisors and to review and approve such search firms’ or advisors’ fees and other retention terms. The Company shall compensate any such search firms, counsel or other advisors retained by Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 57 of 121 Exhibit A-5 the Committee. xhibit -5 - 5 - e o mitt e. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 58 of 121 Exhibit A-6 1 BOSTON SCIENTIFIC CORPORATION EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE CHARTER Purpose The Executive Compensation and Human Resources Committee (the “Committee”) is established by the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”) to, among other things, evaluate recommendations and make determinations relating to (i) setting of the corporate goals and objectives relative to the Chief Executive Officer’s compensation and the evaluation of the Chief Executive Officer’s performance against those goals and objectives, (ii) the compensation of the Chief Executive Officer, the Company’s other executive committee members, including executive officers, and non-employee directors, and (iii) the incentive compensation, equity and employee benefit plans, programs or similar arrangements for the Company’s employees and non-employee directors. The Committee shall also have oversight responsibility for human capital management matters, such as compensation; engagement; talent recruitment and development; pay equity; diversity equity and inclusion; and company culture. Composition 1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Governance Committee. 2. Chairperson. The Chairperson of the Committee shall be appointed annually by the Board upon recommendation of the Nominating and Governance Committee. 3. Qualifications. Each member of the Committee shall (i) meet all applicable independence and other requirements of the Securities and Exchange Commission (the “SEC”), the New York Stock Exchange (the “NYSE”) and any other applicable law or rule promulgated by a regulatory body with jurisdiction over the Company (the “Independence Requirements”), and (ii) be a “non- employee director” within the meaning of the rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (“Section 16”); provided, however, that a failure to meet any of such requirements shall not invalidate decisions made, or actions taken, by the Committee. 4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Governance Committee. In addition, membership on the Committee shall automatically end at such time as the Board determines that a member (i) ceases to meet the Independence Requirements or (ii) ceases to be a "non-employee director" for purposes of Section 16. Operations 1. Meetings. The Chairperson of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 59 of 121 Exhibit A-6 2 shall meet in regular session at least four times annually. The Committee shall meet in executive session as appropriate. 2. Agenda. The Chairperson of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Lead Independent Director or non- employee Chairman of the Board, as applicable, and appropriate members of management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review by Committee members. The agenda for all meetings shall include time reserved for a separate executive session. 3. Report to Board. The Chairperson of the Committee shall review the Committee’s actions with the Board at the next regularly scheduled Board meeting after such actions were taken. 4. Self-Evaluation. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. 5. Assessment of Charter. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board. Authority and Duties 1. The Committee shall review recommendations and approve all grants of equity-based awards to non-employee directors, executive committee members (including executive officers), employees and appropriate third parties, including the terms and conditions of such awards. To the extent permitted by applicable law, the listing requirements of the NYSE and the provisions of a given equity-based plan, the Committee may delegate authority to one or more executive officers, employees or a committee that includes one or more officers or employees, of the Company to grant equity-based awards to employees of the Company who are not non-employee directors or executive officers. 2. The Committee shall review recommendations and determine corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate his or her performance in light of those goals and objectives, and determine and approve the elements of the Chief Executive Officer’s compensation and the compensation level based on this evaluation and other appropriate considerations. The Committee may recommend that the other members of the Board who satisfy the Independence Requirements (the “Independent Directors”), approve, the Chief Executive Officer’s compensation, as recommended by the Committee. The Committee and the Independent Directors may discuss the compensation of the Chief Executive Officer with the Lead Independent Director or any other member of the Board. In determining the Chief Executive Officer’s compensation, the Committee may consider, without limitation, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the Chief Executive Officer in past years, the nature, extent and acceptability of risks that the Chief Executive Officer may be encouraged to take by such compensation, and/or such other factors as the Committee deems appropriate and aligned with the Company’s philosophy, strategy, and principles for executive compensation. In executing its duty to evaluate the corporate goals and objectives relevant to Chief Executive Officer performance and evaluation of the Chief Executive Officer’s Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 60 of 121

Exhibit A-6 3 performance against these goals and objectives, the Committee shall consider any input and comments provided by the other Independent Directors. 3. The Committee shall review the performance evaluations of the Company’s other executive officers as conducted by the Company’s Chief Executive Officer or other executive officers or management, as applicable. The Committee shall review management’s recommendations regarding compensation of executive officers other than the Chief Executive Officer, and shall determine and approve the compensation of those executive officers based on their performance evaluations and other appropriate considerations. 4. The Committee shall oversee the Company's compensation and benefit plans, policies and programs, shall evaluate and approve their initial adoption and any proposed changes thereto, including termination thereof. The Committee may delegate to the Company’s ExecutiveVice President, Human Resources (or the equivalent) the authority to make any amendments to the Company’s compensation and benefit plans and Employee Stock Purchase Plan (collectively, the “Compensation and Benefit Plans”) that he or she determines to be necessary or appropriate to reflect changes in applicable law or regulations or to maintain or facilitate compliance with applicable law or regulations, to add or remove entities as employers covered by the Compensation and Benefit Plans, or to reflect changes in the operation or administration of the Compensation and Benefit Plans that do not materially increase the cost of the Compensation and Benefit Plans to the Company. 5. The Committee shall review periodically and make recommendations to the Board regarding any material short- and long-term incentive compensation or equity plans, programs or similar arrangements that the Company establishes for, or makes available to, its executive officers, employees, non-employee directors and consultants (collectively, the “Incentive Plans”), the extent to which the Incentive Plans are meeting their intended objectives and, where appropriate, recommend that the Board modify or replace any Incentive Plan that yields payments and benefits that are not reasonably related to employee or corporate performance or otherwise does not align with the Company’s compensation philosophy, strategy, and principles. 6. The Committee shall oversee the administration of the Incentive Plans, the Compensation and Benefit Plans, and any other plans or programs which fall within Board responsibilities (the “Plans”), in accordance with their terms, construe all terms, provisions, conditions and limitations of the Plans and make factual determinations required for the administration of the Plans. The Committee may delegate administrative responsibilities with respect to the Plans and any form of award agreements thereunder. 7. The Committee shall review and approve all new employment, consulting, retirement, severance, change-in control, and indemnification agreements and arrangements proposed for the Company’s executive officers. The Committee shall inform the Board of any such approvals. Notwithstanding the foregoing, any employment agreement between the Company and the Chief Executive Officer, Chief Financial Officer, or Chief Operating Officer shall be approved by the Board, provided that the compensation set forth in such agreement is approved by the Committee to the extent required by this Charter. The Committee shall also periodically review and evaluate existing arrangements with the Company’s executive officers, and review Tally Sheets with respect to executive officers. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 61 of 121 Exhibit A-6 4 8. The Committee shall review and make recommendations to the Board with respect to the compensation of the Company’s non-employee directors. 9. The Committee shall adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles with input from the Board and management, and administer the Company’s compensation program fairly and consistently in accordance with these principles. 10. The Committee shall develop and recommend to the Board for approval one or more policies for the recovery or clawback of erroneously paid compensation, including any revisions to such policies, and monitor compliance with such policies, including determining the extent, if any, to which incentive-based compensation of any current or former employees should be recouped or forfeited. 11. The Committee shall produce an annual Compensation Committee Report as required by Regulation S-K of the SEC to be included in the Company’s annual proxy statement, annual report on Form 10-K or other appropriate document to be filed with the SEC. 12. The Committee shall review and discuss with management the Company’s Compensation, Discussion and Analysis (“CD&A”) required by Regulation S-K of the SEC and shall approve the inclusion of the CD&A in the Company’s proxy statement on Schedule 14A, Annual Report on Form 10-K or other appropriate document to be filed with the SEC. 13. The Committee shall discuss with management and evaluate how the Company’s compensation policies and programs for all Company employees may create incentives that can affect risk and shall discuss the Company’s management of that risk, as well as whether the Company’s compensation programs are appropriately aligned with the Company’s risk management. 14. The Committee shall oversee the Company’s policies and strategies, and periodically review trends and key metrics, related to human capital management, including workforce composition, diversity and inclusion, employee engagement, talent recruitment and development, pay equity, and company culture. 15. The Committee shall work with management to select peer groups of companies that shall be used for purposes of determining competitive compensation packages. 16. The Committee shall periodically review say-on-pay vote results and other shareholder input on executive compensation matters as part of the Committee’s ongoing assessment of the Company’s compensation programs and policies. The Committee shall also review and recommend to the Board all matters relating to say-on-pay votes, including the frequency of such votes, and recommend an appropriate response to any say-on-pay vote that is not approved by stockholders. 17. The Committee shall perform such other duties directed to it by the Board or required by law. The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate in accordance with applicable laws and regulations. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 62 of 121 Exhibit A-6 5 Compensation Consultant, Legal Counsel, or Other Advisers Consistent with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any applicable NYSE rules, the Committee shall have the power, in its sole discretion, to retain or obtain advice from compensation consultants, legal counsel, accountants or other advisors, as it deems appropriate. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultants, legal counsel or other advisors retained by the Committee. Subject to any exceptions permitted under NYSE rules, the Committee may select a compensation consultant, legal counsel or other advisor to the Committee after evaluating such advisor’s independence from management, including with respect to the factors required by any applicable requirements of the Exchange Act and NYSE rules. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any compensation consultants, legal counsel, accountants or other advisors retained by the Committee. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 63 of 121 Exhibit A-7 - 1 - BOSTON SCIENTIFIC CORPORATION CORPORATE GOVERNANCE GUIDELINES The Board of Directors of the Company (the “Board”) has adopted these guidelines to reflect the Company’s commitment to good corporate governance, and to comply with New York Stock Exchange (“NYSE”) and other legal requirements. In furtherance of these goals, the Board has also adopted a Company Code of Conduct and written charters for each of its standing committees, including the Audit Committee, Executive Compensation and Human Resources Committee, Nominating and Governance Committee and the Risk Committee. The Nominating and Governance Committee will review these guidelines not less frequently than annually and propose modifications to the Board for consideration as appropriate. I. Director Responsibilities A. Basic Responsibilities The business affairs of the Company are managed subject to the oversight of the Board of Directors of the Company, which represents and is accountable to the stockholders of the Company. The Board’s responsibilities are active and not passive and include the responsibility to regularly evaluate the strategic direction of the Company, management policies and the effectiveness with which management implements its policies. The Board may delegate areas of its responsibility to the appropriate standing committees of the Board. For those instances for which action is operationally desired between Board meetings, the Board may delegate powers to committees of the Board as appropriate. Such delegation, if made, will generally apply to a specific action or to a category of matters. The basic responsibility of the directors is to act in good faith and with due care so as to exercise their business judgment on an informed basis in what they reasonably and honestly believe to be in the best interests of the Company and its stockholders. B. Board, Committee and Annual Stockholder Meetings Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend annual meetings of stockholders. The Chairperson of the Board, in consultation with the Lead Independent Director, if any, and appropriate members of management, will prepare the agenda for each Board meeting. While the agenda will initially be set by the Chairperson of the Board in consultation with the Lead Independent Director, if any, and appropriate members of management, each director is free to suggest the inclusion of items on the agenda. The chairperson for a committee will review the committee’s actions with the Board at the next regularly scheduled Board meeting after such actions were taken. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 64 of 121

Exhibit A-7 - 2 - Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should, to the extent appropriate and/or practical, be distributed in writing to the directors sufficiently in advance of the meeting to permit meaningful review. Directors are expected to review in detail the materials provided in advance of each meeting. C. Board Leadership Structure The Company does not have a firm policy as to whether the position of the Chairperson of the Board and the position of the Chief Executive Officer should be separate. Rather, the Board shall retain the flexibility, at any point in time, to determine which Board leadership structure is in the best interest of the Company and its stockholders at any point in time. If, at any time, the Chief Executive Officer and Chairperson roles are combined, or if the Chairperson is not otherwise an independent director, the independent directors on the Board will annually elect a Lead Independent Director. Although elected annually, the Lead Independent Director is generally expected to serve for a renewable term of three years, subject to annual re-election to the Board. If the Chairperson of the Board is an independent director, then the duties of the Lead Independent Director described herein shall be part of the duties of the Chairperson of the Board. The Chairperson of the Board provides leadership to the Board and works with it to define its structure, agenda and activities in order to fulfill its responsibilities. The Chairperson of the Board works with senior management to help ensure that matters for which management is responsible are appropriately reported to the Board. In fulfilling his or her responsibilities, the Chairperson of the Board will: establish processes to assist the Board in the efficient discharge of its duties; use all reasonable efforts to ensure the Board’s full discharge of its duties; organize and present the agenda for regular or special Board meetings in consultation with the Lead Independent Director, if any, and appropriate members of management and based on suggestions from committee chairpersons and other directors; use all reasonable efforts to ensure the proper flow of information to the Board and review the adequacy and timing of documentary materials in support of management proposals; work with the Nominating and Governance Committee to develop processes to identify guidelines for the conduct of the directors, and use all reasonable efforts to ensure that each director makes a significant contribution to the Board; work with the Nominating and Governance Committee to develop processes for appropriately structuring committees and overseeing their function, including Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 65 of 121 Exhibit A-7 - 3 - assignments of members and committee chairpersons; and carry out other duties as requested by the Board as a whole, depending on need and circumstances. In fulfilling his or her responsibilities, the Lead Independent Director, if any, will:  serve as the primary liaison between the Chief Executive Officer and the independent directors;  provide feedback to the Chief Executive Officer on Board matters, as needed and communicate regularly with the Chief Executive Officer between Board meetings;  preside at all meetings of the Board of Directors at which the Chief Executive Officer is not present, including executive sessions of the independent and non-management directors;  review and provide input on meeting agendas for the Board of Directors and its committees;  review meeting schedules and collaborate with the Chief Executive Officer to ensure that directors can perform their duties responsibly, with sufficient time for discussion of all agenda items;  call special meetings of the independent or non-management directors, as needed;  participate in the Board and Executive Compensation and Human Resources Committee’s evaluation of the Chief Executive Officer;  consult with committee leadership when needed;  consult with the Nominating and Governance Committee concerning the members and chairpersons of all Board committees; and  carry out other duties as requested by the Board as a whole, depending on need and circumstances. D. Meetings of Non-Management and Independent Directors Directors who qualify as “non-management directors,” in compliance with the requirements of the NYSE, shall meet in executive sessions without management at every regularly scheduled Board meeting and at such other times as they deem appropriate. The independent directors of the Company will meet in executive session without directors that are not independent no less frequently than once annually. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 66 of 121 Exhibit A-7 - 4 - The Chairperson of the Board, if independent, or the Lead Independent Director, if the Chairperson of the Board is not independent, will preside at executive sessions of the independent directors, and in his or her absence, the chairperson of the Nominating and Governance Committee will preside, and in his or her absence, the chairperson of the Audit Committee will preside. Each of these executive sessions may include a discussion with the Chief Executive Officer. E. Board Interaction with Institutional Investors, Research Analysts and Media As a general rule, management will speak on behalf of the Company. Comments and other statements from the entire Board, if appropriate, will generally be made by the Chairperson of the Board. It is suggested that, under normal circumstances, each director will refer all inquiries from third parties to management. F. Communications with Directors 1. Communication with Non-Management Directors In order to facilitate the ability of interested parties (including stockholders) to communicate with and make their concerns known to the non-management directors on a confidential basis, the non-management directors will establish and maintain an electronic mailing address and a physical mailing address, which shall be the address of the Company, to which such communications may be sent. These addresses will be published in the Company’s annual proxy statement and on the Company’s website. The General Counsel’s office is authorized to review and organize, but not screen (other than screen commercial solicitations for appropriateness), any such communications from interested parties (including stockholders). 2. Communications with the Entire Board In addition to providing a means for communicating with non-management directors, the Company will establish and maintain an electronic mailing address and a physical mailing address to which interested parties (including stockholders) may communicate their views regarding the Company to the entire Board. The Company will publish these addresses in the Company’s annual proxy statement and on the Company’s website. The General Counsel’s office is authorized to review and organize, but not screen (other than screen commercial solicitations for appropriateness), any such communications from interested parties (including stockholders). 3. Audit Committee Complaint Procedure The Audit Committee has procedures in place to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters. These procedures can be found on the “Compliance and Ethics” page of the Company website. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 67 of 121 Exhibit A-7 - 5 - II. Composition and Selection of the Board A. Size and Composition of the Board The Board will assess its size from time to time, but no less frequently than annually, to determine whether its size continues to be appropriate in light of the responsibilities and functioning of the Board. Under the Company’s Certificate of Incorporation, the Board may have no fewer than three (3) and no more than (20) directors. However, in the absence of exceptional circumstances, including director transitions, the Board shall aim to consist of between nine (9) and fifteen (15) members. B. Term Directors are elected or appointed to an approximate one-year term, or less if filling an unexpired term or serving the last term prior to retirement. Full Board terms commence and conclude at the annual meeting of stockholders. C. Board Membership Criteria 1. Mix of Independent and Other Directors The Board will have a significant majority of directors who meet the criteria for independence required by NYSE rules. 2. Independence To be considered independent under the requirements of the NYSE and SEC, the Board must affirmatively determine that a director has no material relationship with the Company, either directly or indirectly. The Board considers all relevant facts and circumstances known to it in making determinations of independence. The Company must identify the independent directors by name, specify that the Board has determined that these directors are independent and discuss the basis for the Board’s determinations in the Company’s annual proxy statement. The Company must disclose, by specific category or type, any transactions, relationships or arrangements that were considered by the Board in determining that a director is independent. The Company will not make or arrange any personal loans to directors or Executive Committee members. The Board will monitor its compliance with the NYSE requirements for director independence on an ongoing basis. Each independent director is expected to notify the chairperson of the Nominating and Governance Committee and the General Counsel, as soon as reasonably practicable, in the event that his or her personal circumstances change in a manner that may affect the Board’s evaluation of such director’s independence. 3. Audit Committee Independence Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 68 of 121

Exhibit A-7 - 6 - Directors who serve on the Audit Committee shall also meet the following independence standards: a director (i) must qualify as independent under the requirements of the New York Stock Exchange, (ii) must meet the criteria for independence set forth in Rule 10A- 3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and (iii) may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board, accept any consulting, advisory or other compensatory fee from, or be an affiliated person of, the Company or any of its subsidiaries. Disallowed compensation for an Audit Committee member includes fees paid directly or indirectly for services as a consultant or a legal or financial advisor, regardless of the amount, and also includes compensation paid to such director’s firm for such consulting or advisory services even if the director is not the actual service provider. Audit Committee members may receive directors’ fees, in the form of cash, stock, stock units, stock options or other in-kind consideration ordinarily available to directors, as well as regular benefits that other directors receive. 4. General Criteria for Nomination to the Board Attached to these Corporate Governance Guidelines as Annex A are the general criteria for nomination to the Board that have been adopted by the Nominating and Governance Committee. These general criteria set the traits, abilities and experience that the Board looks for in determining candidates for election to the Board. The Nominating and Governance Committee is responsible for periodically reviewing these criteria. 5. Nominee Selection Process The Nominating and Governance Committee will recommend director nominees to the Board in accordance with the criteria set forth in Annex A, the policies and principles in its Charter and any other procedures or criteria it may establish from time to time. In any formal search for director candidates, the Nominating and Governance Committee shall include, and shall direct any search firm engaged for such purpose to include, women and racially/ethnically diverse candidates in the initial pool from which candidates are selected. The Nominating and Governance Committee will review with the same degree of care and consideration all candidates for nomination to the Board submitted by Board members, the Chief Executive Officer, and stockholders. The Nominating and Governance Committee shall periodically review the Company’s procedures for stockholder nominations of directors. In furtherance of such stockholder action, the Company shall designate in its annual proxy statement a means for stockholders to recommend director nominees to the Nominating and Governance Committee. The invitation to join the Board will be extended by the Chairperson of the Board and/or the chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the current size, structure (including leadership structure) and composition of the Board as a whole taking into account such factors as the Nominating and Governance Committee deems relevant, including the directors’ degree of independence, business background (including any areas of particular expertise, such as accounting or related financial management expertise or technology), record of service for incumbent directors (including tenure, attendance record, meeting preparation, and overall contribution to the Board), Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 69 of 121 Exhibit A-7 - 7 - employment status, gender, race or ethnicity, age, availability for service to the Company, and anticipated needs of the Company. D. Membership on Other Boards 1. For Profit Organization If a director wishes to join the board of directors of a for-profit company, the director must inform the Chairperson of the Board, the Lead Independent Director, if any, and General Counsel in advance of accepting an invitation to serve on the organization’s board. The General Counsel will evaluate any actual, potential, or perceived conflicts of interest and other legal requirements, and will advise the director accordingly. Should the General Counsel conclude that a material conflict or other legal issue exists, the director would be expected to decline the organization’s invitation, or resign from the Company’s Board. If the General Counsel concludes no such material conflict or other legal issue exists, the director will advise the Chairperson of the Nominating and Governance Committee of the director’s intention to join the additional board. 2. Non-Profit Organization If a director has joined or wishes to join the board of directors of a non-profit organization, the director must inform the Chairperson of the Board, Lead Independent Director, if any, Chairperson of the Nominating and Governance Committee, and General Counsel, as soon as reasonably practicable. 3. Limits No director may sit on the board of, or acquire any stock in (other than through mutual funds or similar non-discretionary, undirected arrangements), any of the Company’s major competitors in its principal lines of business. Without the approval of the Nominating and Governance Committee, no director may sit on more than four public company boards (including the Company’s board). No director may serve simultaneously on the audit committees of more than three public companies (including the Company), unless the Board of Directors has determined that such service would not impair the ability of the member to effectively serve on the Company’s Audit Committee, such determination to be disclosed in accordance with applicable NYSE or SEC rules. Notwithstanding the foregoing, without the approval of the Nominating and Governance Committee, the Chief Executive Officer of the Company may not sit on more than one public company board (in addition to the Company’s board). E. Ownership of Company Securities All directors are required to have a significant personal investment in the Company through their ownership of Company shares. As a guideline, each director should own a number of shares equal in value to at least five times the annual cash retainer for non-employee directors within five years of his or her joining the Board, with such changes as the Nominating and Governance Committee may approve from time to time. For purposes of satisfying this Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 70 of 121 Exhibit A-7 - 8 - obligation, stock units and stock or stock unit deferrals under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All Executive Committee members are also required to have a significant personal investment in the Company through their ownership of Company shares. As a guideline, the Board has set minimum stock ownership guidelines for Executive Committee members as a number of shares of Company stock equal in value to at least the following amounts:  Chief Executive Officer Six times annual base salary  Executive Committee members (other than the Chief Executive Officer) Three times annual base salary If at any time the Chief Executive Officer's or an Executive Committee member’s ownership does not meet or exceed the above guideline, such Executive Committee member is expected to retain ownership of at least fifty percent (50%) of his or her net share ownership with respect to each vesting of an equity award or stock option exercise until the above guideline is met or exceeded. For purposes of satisfying this obligation, shares owned outright and shares held in Company benefit plans may be included in the aggregate number of shares held by an Executive Committee member. Vested “in-the-money” stock options, unvested equity award shares (including deferred stock units and performance share units) and unvested stock options shall not be included in the aggregate number of shares held by an Executive Committee member. F. Changes in Current Job Responsibility Directors, including employee directors, who retire, or have any other significant change in their principal professional occupation that they held when they were elected or appointed to the Board shall offer to submit their resignation from the Board in order to give the Board an opportunity, through the Nominating and Governance Committee, to review whether it is appropriate for such director to continue to be a member of the Board under these circumstances. G. Term Limits and Mandatory Retirement The Board has not established any term limits to an individual’s membership on the Board. While such limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the loss to the Company of the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Nominating and Governance Committee will, as part of its annual assessment of the composition of the Board, review a director’s continuation on the Board. H. Director Emeritus Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 71 of 121 Exhibit A-7 - 9 - Upon the recommendation of the Nominating and Governance Committee, the Board may in its discretion designate one or more former directors as a Director Emeritus. Each such designation shall be for a term until such Director Emeritus’ earlier death, resignation or removal (for any reason or no reason). It is not intended that everyone who has served on the Board shall be eligible to become a Director Emeritus. The designation shall be reserved for those retiring Board members who are co-founders of the Company. Directors Emeritus may attend Board meetings as and when invited by the Board and may attend meetings of any committee of the Board as and when invited by the committee, but they shall not be entitled to notice of any such meetings or to vote or be counted for quorum purposes at any such meetings. Directors Emeritus may provide advice and offer opinions to the Board or committees of the Board, but the position shall be advisory only and any person holding the position shall not be considered a director for any purpose, including the Company’s Certificate of Incorporation and By-laws and Delaware law, and a Director Emeritus shall have no power or authority to manage the affairs of the Company and shall not have any of the liabilities or duties of directors or officers under law in his or her capacity as a Director Emeritus. Directors Emeritus will not be entitled to receive fees for such service but shall be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and its committees or in connection with any service performed for the Board and/or the Company. Any person holding the position shall, however, remain subject to applicable federal securities laws, any Corporate Integrity Agreement in force at the time of such service, and those portions of the Company’s Code of Conduct and Related Party Transaction, Public Disclosure and Stock Trading Policies that are applicable to directors. III. Board Committees A. Composition and Responsibilities The Board will have at all times an Audit Committee, an Executive Compensation and Human Resources Committee and a Nominating and Governance Committee and any other committees the Board deems appropriate. All of the members of the Audit Committee, the Executive Compensation and Human Resources Committee and the Nominating and Governance Committee will be independent directors under the criteria for independence required by law and the New York Stock Exchange. The members of each standing and ad hoc committee of the Board, including the Audit Committee, Executive Compensation and Human Resources Committee, Nominating and Governance Committee and Risk Committee will be appointed by the Board upon recommendation of the Nominating and Governance Committee based on each committee’s member qualification standards. Consideration should be given to the desired skills and characteristics of individual directors. The Board will appoint the chairperson of each committee upon the recommendation of the Nominating and Governance Committee. The Nominating and Governance Committee will annually review committee assignments and will consider the rotation of committee chairpersons and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 72 of 121

Exhibit A-7 - 10 - B. Charters The Board will adopt charters setting forth the purposes, goals and responsibilities of each of the Audit Committee, Executive Compensation and Human Resources Committee and Nominating and Governance Committee and any other committees the Board deems appropriate, as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. All such charters shall be published on the Company’s website and the Company shall state in its annual proxy statement that each committee’s charter is available on the Company’s website. C. Committee Agendas The chairperson of each committee shall develop and set the committee’s agenda, in consultation with other members of the committee, the Board and appropriate members of management. This agenda will be shared with the Board. Committees will have staff support furnished by appropriate departments in the Company. IV. Director Access to Officers, Employees and Independent Advisors A. Access to Management and Employees In discharging its oversight role, the Board and its committees will have direct access to management on an “as needed” basis. Directors should inform the Chief Executive Officer of any substantive contacts other than those normally associated with regular committee responsibilities. In addition, from time to time, Executive Committee members and other key leaders are invited to attend meetings and to make presentations to the Board. The Board also encourages the Chairperson of the Board to bring other managers into Board meetings who can provide additional insight into items on the agenda and/or who have strong future potential to which the Board should be exposed. Also, generally, the Chief Executive Officer (as a director) and the General Counsel (acting as Corporate Secretary) will attend Board meetings. All non- directors attending Board meetings may be excused by the Chairperson of the Board or Lead Independent Director, if any, for certain portions of the meetings. B. Access to Independent Advisors The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance. The Company will provide sufficient funding to the Board and to each committee, as determined by the Board and each committee, to exercise their functions and for the services of their advisors and, in the case of the Audit Committee, the independent auditors. C. Internal Reporting The Audit Committee will encourage submission, and establish procedures for the confidential treatment by the appropriate officers, under the supervision of the Audit Committee, of complaints and concerns by officers and employees regarding accounting and auditing matters Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 73 of 121 Exhibit A-7 - 11 - and of reports regarding alleged violations of the Company Code of Conduct or other Company policies or law. The senior executives of the Company are encouraged to initiate direct contact with the chairperson of the Audit Committee if they believe that there is a matter that should be brought to the attention of the Board. V. Conflict of Interest If an actual or potential conflict of interest develops because of a change in the business of the Company, or in a director’s circumstances (for example, significant and ongoing competition between the Company and a business with which the director is affiliated), the director should report the matter immediately to the General Counsel, who will, where appropriate, report the matter to the Board or Nominating and Governance Committee for evaluation and appropriate resolution. The Company’s Code of Conduct contains a complete description of the Company’s policies regarding conflicts of interest. If a director has a personal interest in a matter before the Board, the director shall disclose the interest to the full Board, shall recuse himself or herself from participation in the discussion and shall not vote on the matter. VI. Related Party Transactions A. Statement of Policy It is the policy of the Company that all Related Party Transactions, as that term is defined below, shall be subject to approval in accordance with the following procedures. B. Definitions A “Related Party Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) the Company or any subsidiary is a participant, and (c) any Related Party has or will have a material interest. A “Related Party” is (a) any person who is or was (since the beginning of the last completed fiscal year, even if they do not presently serve in that role) an “Executive Officer” (as defined in Exchange Act Rule 3b-7), director or director nominee of the Company; (b) any person or entity who holds more than a 5% beneficial ownership of the Company’s common stock; (c) any immediate family member (defined below) of any of the foregoing; or (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position or in which such person or persons collectively have a 10% or greater beneficial ownership interest. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 74 of 121 Exhibit A-7 - 12 - brother- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). C. Procedures 1. The General Counsel of the Company shall be responsible for identifying potential Related Party Transactions from information solicited annually in questionnaires submitted by directors and Executive Officers, and also from any person newly nominated or appointed as a director or as an Executive Officer. In addition, directors and Executive Officers shall notify the General Counsel of any transaction, arrangement or relationship that they propose to enter into, or of which they become aware, that might reasonably be expected to be a Related Party Transaction, including transactions involving an immediate family member or entity with which they are affiliated, as described in clause (d) of the definition of Related Party above. With respect to 5% stockholders, the General Counsel will monitor their identity through public filings with the Securities and Exchange Commission. Moreover, the General Counsel will request from a known 5% stockholder:  if an individual, the same information as is requested of directors and Executive Officers under this policy, and  if a firm, corporation or other entity, a list of the principals or Executive Officers of that firm, corporation or entity. The General Counsel will determine whether a proposed transaction or relationship of which he or she is informed pursuant to this policy, or otherwise becomes aware, is a Related Party Transaction; if it is, he or she will provide relevant details and analysis of the Related Party Transaction to the Nominating and Governance Committee for consideration at its next regularly scheduled meeting. If the General Counsel has an interest in a potential Related Party Transaction, the General Counsel shall provide all relevant information regarding the transaction or relationship to the chairperson of the Nominating and Governance Committee who shall determine whether the proposed transaction or relationship is a Related Party Transaction and provide the information to the Nominating and Governance Committee that would otherwise be provided by the General Counsel. The General Counsel shall provide summary information to the Nominating and Governance Committee annually of all transactions or relationships which he or she has considered under this policy, including those that he or she has determined do not constitute Related Party Transactions. 2. The Nominating and Governance Committee shall review the material facts of all Related Party Transactions that require the Nominating and Governance Committee’s approval and approve the Related Party Transaction with or without conditions or additional protections for the Company, subject to the exceptions described below. In determining whether to approve a Related Party Transaction, the Nominating and Governance Committee will take into account, among other factors it deems appropriate, whether the Related Party Transaction is Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 75 of 121 Exhibit A-7 - 13 - on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction. The Nominating and Governance Committee may in its discretion delegate to the Nominating and Governance Committee Chairperson the authority to review and approve Related Party Transactions except for any such transaction that involves the chairperson of the Nominating and Governance Committee. 3. The Nominating and Governance Committee has reviewed the types of Related Party Transactions described in Section D below and determined that each of those types of transactions shall be deemed to be pre-approved by the Nominating and Governance Committee under the terms of this policy. 4. No director shall participate in any review or approval of a Related Party Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Related Party Transaction to the General Counsel and the Nominating and Governance Committee. 5. If a Related Party Transaction will be ongoing, the Nominating and Governance Committee may, in its discretion, establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the Nominating and Governance Committee, on at least an annual basis, shall review and assess ongoing relationships with the Related Party to see that they are in compliance with the Nominating and Governance Committee’s guidelines and that the Related Party Transaction remains appropriate. 6. The material features of this policy and all Related Party Transactions that are required to be publicly disclosed, will be so disclosed. D. Standing Pre-Approval for Certain Related Party Transactions The Nominating and Governance Committee has reviewed the types of Related Party Transactions described below and determined that each of the following Related Party Transactions shall be deemed to be pre-approved by the Nominating and Governance Committee, even if the aggregate amount involved will exceed $120,000. 1. Employment of Executive Officers. Any employment by the Company of an Executive Officer of the Company if:  The related compensation is required to be reported in the Company’s proxy statement under Regulation S-K Item 402 of the Securities and Exchange Commission’s compensation disclosure requirements (generally applicable to “Named Executive Officers” as defined in Regulation S-K Item 402(a)(3) of the Securities and Exchange Commission’s compensation disclosure requirements); or  (x) The Executive Officer is not an immediate family member of another Executive Officer or director of the Company, (y) the related compensation would have been reported in the Company’s proxy statement Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 76 of 121

Exhibit A-7 - 14 - under Regulation S-K Item 402 of the Securities and Exchange Commission’s compensation disclosure requirements if the executive officer had been a “Named Executive Officer,” and (z) the Company’s Executive Compensation and Human Resources Committee approved (or recommended that the Board approve) such compensation. 2. Director Compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Regulation S-K Item 402 of the Securities and Exchange Commission’s compensation disclosure requirements. 3. Certain Transactions with Other Companies. Any transaction with another company and the Related Party’s only relationship to that company is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2%1 of that company’s total annual consolidated gross revenues. 4. Certain Company Charitable Contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university and the Related Party’s only relationship with such organization is as an employee (other than an executive officer) or director, if the aggregate amount involved does not exceed the lesser of $500,000 or 1% of the organization’s total annual consolidated gross revenues. 5. Pre-Policy Relationships. Any ongoing relationship that has been considered by the Board of Directors of the Company or by a committee of the Board prior to the adoption of this policy, whether in connection with consideration of the “independence” of particular directors or otherwise, provided that there is no fundamental change in the nature of that relationship. VII. Director Orientation and Continuing Education All new directors will participate in orientation and continuing education programs in accordance with the following procedures established by the Nominating and Governance Committee. Each new director shall be provided with the following materials as soon as practicable after he or she is elected or appointed: these Corporate Governance Guidelines, the Code of Conduct, the Company’s most recent annual report on Form 10-K and proxy statement, the Company’s quarterly reports on Form 10-Q for the current year, any recent Board presentations and/or communications from the Chairperson of 1 $1,000,000 or 2% are the NYSE “independence” thresholds for such transactions. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 77 of 121 Exhibit A-7 - 15 - the Board and from the Chief Executive Officer or Chief Financial Officer, the Company’s recent press releases, and the Company’s calendar of Board meetings and corporate calendar of other events. Directors are expected to become and remain familiar with the important product, market, and operational characteristics of the Company’s businesses. To further this objective, all new directors will be provided with written and in person briefings by members of management of the Company regarding the Company’s history, current operations and future plans. In addition, the Nominating and Governance Committee, working with appropriate members of management of the Company and, as appropriate, outside advisors, will periodically report to the Board on significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general. Directors are encouraged to participate in non-management director education programs, including training regarding fiduciary duties, compliance with laws and regulations, and best practices with respect to corporate disclosures and corporate governance. at the The Company’s expense will make such training available to directors at the Company’s expense, including but not limited to memberships to industry associations or third party director educational programs. VIII. Director Compensation The Executive Compensation and Human Resources Committee will annually review and recommend, and the Board will approve, the form and amount of non-employee director compensation, including perquisites, in accordance with corporate policies and principles relevant to non-employee director compensation. It is the Company’s policy that a significant portion of non-employee director compensation be in the form of Company stock or equity-based awards. In determining the form and amount of non-employee director compensation, the Board will consider that questions may be raised regarding non-employee directors’ independence if non-employee director compensation and benefits exceed customary levels. IX. Management Succession The Nominating and Governance Committee will report to the Board periodically on succession planning for the Chief Executive Officer (and other Executive Committee members, as appropriate). The Chief Executive Officer will make available to the Board, and will meet with the Nominating and Governance Committee or Board at least once per year to discuss, his or her recommendations and evaluations of potential successors to his or her own position, including in the event of an unexpected emergency, and review any development plans recommended for such individuals. As part of its succession planning review, the Nominating and Governance Committee shall use all reasonable efforts to ensure that in the event of an unexpected emergency or departure of the Chief Executive Officer, a process is in place for the timely and efficient transfer of his or her responsibilities including recommendations for longer- term succession arrangements. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 78 of 121 Exhibit A-7 - 16 - With respect to any external search for a Chief Executive Officer, the Nominating and Governance Committee shall include, and shall direct any search firm engaged for such purpose to include, women and racially/ethnically diverse candidates in the initial pool from which candidates are selected. X. Confidential Voting The Company protects stockholders’ voting privacy. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects stockholder privacy. Votes will not be disclosed either within the Company or to third parties, except: as necessary to meet applicable legal requirements; to allow for the tabulation and certification of votes; and to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board. XI. Oversight of the Annual Performance Self-Evaluation The Nominating and Governance Committee, on behalf of the Board, will oversee the annual performance self-evaluation of the Board and of each committee to determine whether each of them is functioning effectively. The performance self-evaluation will focus on the contribution to the Company by the Board and each committee, and will specifically focus on areas in which a better contribution could be made. The Nominating and Governance Committee shall establish the criteria and processes to be used by the Board and the committees in these annual performance self-evaluations. XII. Director Insurance, Indemnification and Exculpation The Company intends to, and the directors will be entitled to have the Company, purchase reasonable directors’ and officers’ liability insurance on behalf of the directors to the extent reasonably available. In addition, the directors will receive the benefits of indemnification provided by the Company’s Certificate of Incorporation, By-laws and any indemnification agreements, as well as the provisions regarding absence of personal liability contained in the Company’s Certificate of Incorporation. XIII. Chief Executive Officer Certification and Disclosure The Chief Executive Officer must certify annually that, as of the date of such certification, he is not aware of any violations by the Company of the New York Stock Exchange’s corporate governance listing standards. In addition, the Chief Executive Officer shall promptly notify the New York Stock Exchange after any Executive Officer of the Company becomes aware of any non-compliance with any applicable provisions of the New York Stock Exchange’s corporate governance listing standards. XIV. Disclosure of Corporate Governance Guidelines The Company shall make these Guidelines publicly available on the Company’s website. The Company shall disclose such availability in its annual proxy statement. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 79 of 121 17 ANNEX A General Criteria For Nomination To The Board Of Directors of Boston Scientific Corporation 1. Directors should be individuals who are highly accomplished in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs, and an ability to work well together. 2. Directors should satisfy at least one of the following criteria: demonstrated management ability at senior levels in successful organizations; current or recent employment in positions of significant responsibility and decision-making; expertise in leading rapidly growing multi-national organizations; or current and prior experience related to anticipated Board and committee responsibilities in other areas of importance to the Company. 3. A significant majority of Board members should be independent directors, a majority of whom are actively engaged in business or professional activity. 4. Each director should be free of significant business connections with significant competitors of the Company. 5. The Chief Executive Officer shall be a member of the Board. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 80 of 121

EXHIBIT B 2 HIBIT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 81 of 121 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS [PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 82 of 121 WHEREAS, a stockholder derivative action brought on behalf of Boston Scientific Corporation (“Boston Scientific” or the “Company”), Nachbaur v. Mahoney, et al., Case No. 1:23- cv-10750-FDS (D. Mass.) (the “Action”), is pending before this Court; WHEREAS, a stockholder derivative action brought on behalf the Company, Tripson v. Mahoney, et al., C.A. No. 2023-1048-MTZ (Del. Ch.) (the “Delaware Action”), is pending in the Court of Chancery in the State of Delaware; WHEREAS, a demand for the inspection of books and records pursuant to 8 Del. C. § 220 was made by the Excavators Union Local 731 Pension Fund (the “220 Demand” and, together with the Action and the Delaware Action, the “Derivative Matters”); WHEREAS, Nachbar, Tripson and Excavators Union Local 731 Pension Fund (collectively “Stockholders”) and the Defendants have agreed to fully and finally resolve all claims in the Derivative Matters in a proposed settlement (the “Settlement”), pursuant to the terms and conditions set forth in the Stipulation and Agreement of Settlement dated September 6, 2024, together with the Exhibits annexed thereto (the “Stipulation”); WHEREAS, all capitalized terms contained herein shall have the meanings as set forth in the Stipulation; WHEREAS, Stockholders moved, without opposition, pursuant to Federal Rule of Civil Procedure 23.1 for an order: (i) preliminarily approving the Settlement; and (ii) approving the form and manner of dissemination of Settlement Notice through the Short-Form Notice and the Long- Form Notice; WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and Stockholders’ unopposed motion for preliminary approval of the Settlement; NOW, THEREFORE, IT IS HEREBY ORDERED: Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 83 of 121 1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action. 2. A hearing (the “Settlement Hearing”) shall be held before this Court on ___________, 2024, at __:___ __.m., at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, Courtroom 10, 5th floor, to determine whether the Settlement of the Derivative Matters on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Boston Scientific Corporation (“Boston Scientific” or the “Company”) and its stockholders and should be approved by the Court; whether the District Court Approval Order and a Judgment as provided in ¶ 1.6 and ¶ 1.11 of the Stipulation should be entered herein; and whether to approve the agreed attorneys’ fees and expenses to Stockholders’ Counsel. 3. The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit C-1 hereto (the “Long-Form Notice”) and the Summary Notice of Proposed Derivative Settlement annexed as Exhibit C-2 hereto (the “Short-Form Notice”), and finds that the publication of the Long-Form Notice, Short-Form Notice and Stipulation, substantially in the manner and form set forth in this Order, meeting the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto. 4. Not later than ten (10) business days following entry of this Order, Boston Scientific shall: (a) cause a copy of the Long-Form Notice, substantially in the form annexed as Exhibit C-1 hereto, and the Stipulation to be filed with the U.S. Securities and Exchange Commission (“SEC”) along with an SEC Form 8-K or other appropriate filing; and (b) create a Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 84 of 121

link to the SEC filing on the Company’s “Investor Relations” page, the address of which shall be contained in the Long-Form Notice and Short-Form Notice. Boston Scientific shall promptly cause a copy of the Short-Form Notice, substantially in the form annexed as Exhibit C-2 hereto, to be published one time in Investor’s Business Daily. 5. All costs incurred in the filing, publishing, and posting of the Long-Form Notice and the Short-Form Notice shall be paid by Boston Scientific, and Boston Scientific shall undertake all administrative responsibility for such filing, publication, and posting. 6. Not later than fourteen (14) days before the Settlement Hearing, Boston Scientific’s Counsel shall serve on Stockholders’ Counsel and file with the Court proof, by affidavit or declaration, that it has complied with ¶ 4 above. 7. All Boston Scientific stockholders of record as of the Approval Date shall be bound by all orders, determinations, and judgments of the Court in the Action concerning the Settlement, whether favorable or unfavorable to Boston Scientific stockholders. 8. Pending final determination by the Court of whether the Settlement should be approved, this Court preliminarily bars and enjoins Plaintiff, all other stockholders, and the Company, on behalf of themselves, from commencing, instituting, filing, intervening in, participating in (as a nominal defendant or otherwise), receiving any benefit from, or prosecuting any of the Released Claims against any of the Released Persons. For the avoidance of doubt, this provision shall not apply to any insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. All proceedings and discovery in the Action shall be stayed except as otherwise provided for in the Stipulation, and no party to the Action or any Boston Scientific stockholder shall file or prosecute any action or proceeding in any court or tribunal relating to the Settlement or asserting any of the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 85 of 121 Released Claims against the Released Persons; except that this Order shall not impair or restrict the rights of any Settling Party to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action. 9. Stockholders shall file and serve their opening brief in support of final approval of the Settlement no later than forty-five (45) calendar days prior to the Settlement Hearing. Stockholders may file a brief in further support of final approval of the Settlement no later than ten (10) calendar days prior to the Settlement Hearing. 10. As set forth in the Notice, any current Boston Scientific stockholder may appear and show cause, if he, she, or it has any reason why the terms of the Settlement of the Derivative Matters or the Fee and Expense Application should not be approved as fair, reasonable and adequate, or why the District Court Approval Order and Judgment should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no current Boston Scientific stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order and the Judgment to be entered thereon approving the same, unless that Person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Boston Scientific stock ownership, along with written objections, including the basis therefore, and copies of any papers and brief in support thereof. All written objections and supporting papers must be submitted to the Court either by mailing them to: Clerk of the Court United States District Court District Of Massachusetts John Joseph Moakley U.S. Courthouse 1 Courthouse Way Boston, Massachusetts 02210 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 86 of 121 OR by filing them in person at any location of the United States District Court for the District of Massachusetts. All written objections must also be mailed to: Plaintiff’s Counsel: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 tjm@rl-legal.com Defendants’ Counsel: SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP James R. Carroll (BBO #554426) Alisha Q. Nanda (BBO #657266) 500 Boylston Street Boston, Massachusetts 02116 (617) 573-4800 james.carroll@skadden.com alisha.nanda@skadden.com Any current Boston Scientific stockholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to be Stockholders’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the District Court Approval Order and the Judgment to be entered and the releases to be given. 11. Any attorney hired by a stockholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 87 of 121 12. Stockholders’ Counsel and Defendants’ Counsel are directed to promptly furnish each other with copies of any and all objections that are served upon them or otherwise come into their possession. 13. At least five (5) calendar days prior to the Settlement Hearing, the Settling Parties may serve and file with the Court a joint response brief (or, at the Parties’ discretion, separate response briefs) to any objections made in connection with the Proposed Settlement. 14. Neither the Stipulation nor the Settlement, including the Exhibits attached thereto, nor any act performed or documented executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims or any fault, wrongdoing, or liability of the Released Persons or Boston Scientific; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault or omission of any of the Released Persons or Boston Scientific in any civil, criminal, or administrative or other proceeding in any court, administrative agency, tribunal or other forum. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement or to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action, and except that the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, judgment bar, or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 88 of 121

15. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Boston Scientific stockholders, and retains exclusive jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Boston Scientific stockholders. IT IS SO ORDERED. DATED: __________________ ________________________________ HON. F. DENNIS SAYLOR, IV Chief Judge, United States Court for the District of Massachusetts Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 89 of 121 EXHIBIT C-1 3 HIBIT - Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 90 of 121 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS NOTICE OF PROPOSED DERIVATIVE SETTLEMENT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 91 of 121 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF BOSTON SCIENTIFIC CORPORATION (“BOSTON SCIENTIFIC” OR THE “COMPANY”) AS OF ___________ (THE “RECORD DATE”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD BOSTON SCIENTIFIC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the District of Massachusetts (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation and Agreement of Settlement dated September 6, 2024 (the “Stipulation”).1 A link to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) containing the text of the Stipulation may be found on Boston Scientific’s website at the Investor Relations page at https://investors.bostonscientific.com/. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the settlement of the action styled Nachbaur v. Mahoney, et al., Case No. 1:23-cv-10750-FDS (D. Mass.) (the “Action”). Plaintiff Diane Nachbaur (“Nachbaur” or “Plaintiff”) on behalf of herself and derivatively on behalf of Boston Scientific; 1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 92 of 121

plaintiff Frank Tripson (“Tripson”), plaintiff in the stockholder derivative action Tripson v. Mahoney, et al., C.A. No. 2023-1048-MTZ (Del. Ch.) (the “Delaware Action”), pending in the Delaware Court of Chancery; Excavators Union Local 731 Pension Fund (“Local 731,” and together with Nachbaur and Trispon “Stockholders”), a Company stockholder who made a books and records demand on Boston Scientific pursuant to 8 Del. C. § 220; individual defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane Joseph M. Fitzgerald, And Daniel J. Brennan, Shawn Mccarthy, Ian Meredith, Kevin Ballinger, and Susan Vissers Lisa (the “Settling Defendants”); and Nominal Defendant Boston Scientific (together with Stockholders and the Settling Defendants, the “Settling Parties”) have agreed upon terms to settle the above- referenced litigation and have signed the Stipulation setting forth those settlement terms. On ________________, 2024, at __:___ __.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and Stockholders’ Counsel’s Fee and Expense Application is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances. II. The Securities Class Action On December 16, 2020, a putative securities class action, In re Bos. Sci. Secs. Litig., Master File No. 1:20-cv-12225-ADB (D. Mass.) (the “Securities Class Action”), was filed alleging that from April 24, 2019 through November 16, 2020, defendants in that action made or permitted the dissemination of materially false and misleading statements which artificially inflated the price of Boston Scientific common stock. On June 4, 2021, an Amended Consolidated Complaint was filed Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 93 of 121 by the lead plaintiff and, on December 20, 2022, the Court granted in part and denied in part defendants’ motion to dismiss. On October 23, 2023, the Company and the lead plaintiff in the Securities Class Action executed a term sheet to memorialize their agreement-in-principle to settle the Securities Class Action. On December 15, 2023, the lead plaintiff in the Securities Class Action filed an Unopposed Motion for Preliminary Approval of Settlement, which, inter alia, sought preliminary approval of a settlement of the Securities Class Action. Master File No. 1:20-cv-12225-ADB, ECF No. 152. On December 27, 2023, the court granted the unopposed motion for preliminary approval of the settlement in the Securities Class Action and scheduled a final settlement hearing for April 23, 2024. Master File No. 1:20-cv-12225-ADB, ECF No. 155. The settlement of the Securities Class Action was recently approved by the Court. Id. at ECF Nos. 165-167. III. BOSTON SCIENTIFIC DERIVATIVE LITIGATION A. The Books and Records Demands and Derivative Actions By letters dated July 22 and 28, 2021, counsel for Local 731 and Nachbaur, respectively, made separate demands on the Company’s board of directors (the “Board”) for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (the “Local 731/Nachbaur Demand”). Following discussion between counsel for Local 731, Nachbaur, and the Company, the parties entered into a confidentiality agreement regarding the production of documents. The Company initially produced approximately 2,700 pages of non-public corporate books and records to Local 731 and Nachbaur. Following the exchange of additional correspondence and discussions amongst the parties, Boston Scientific produced additional documents, ultimately producing approximately 3,800 pages of internal records to Local 731 and Nachbaur. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 94 of 121 By letter dated February 13, 2023, counsel for Tripson made demand on the Board for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (“Tripson Demand”). On April 7, 2023, Nachbaur commenced the Action in this Court on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane, Joseph M. Fitzgerald, Daniel J. Brennan, Shawn McCarthy, Ian Meredith, Kevin Ballinger, and Susan Vissers Lisa. Nachbaur’s complaint asserted claims for violations of the Securities Exchange Act of 1934 (“Exchange Act”) and rules promulgated thereunder by the Securities and Exchange Commission (“SEC”), breaches of fiduciary duty, unjust enrichment, and waste of corporate assets. On April 25, 2023, Tripson and counsel for the Company entered into a confidentiality agreement regarding the production of documents in connection with the Tripson Demand. On May 25, 2023, Boston Scientific produced 1,980 pages of documents to Tripson. On May 2, 2023, counsel for Nachbaur, Boston Scientific, and the Settling Defendants named in the Action in this Court filed a joint stipulation and proposed order to stay the Action pending the resolution of the factually-related Securities Class Action (defined below), which was entered on May 8, 2023. Case No. 1:23-cv-10750-FDS, ECF Nos. 11, 28. On October 18, 2023, Tripson commenced the Delaware Action on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Daniel J. Brennan, Joseph M. Fitzgerald, Shawn McCarthy, Kevin Ballinger, Ian Meredith, Susan Vissers Lisa, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Stephen P. MacMillan, David Roux, John E. Sununu and Ellen M. Zane. The complaint in the Delaware Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 95 of 121 Action asserted claims for breach of fiduciary duties against the Settling Defendants named in that action, breach of fiduciary duty arising out of an insider trading violation (i.e., a Brophy claim) against defendant Mahoney, and unjust enrichment against defendant Mahoney under Delaware law. On December 15, 2023, the Delaware Court of Chancery granted the parties’ joint proposed order to stay the Delaware Action until March 31, 2024, in anticipation of a settlement in the Securities Class Action. B. Settlement Negotiations On December 13, 2023, Nachbar and Local 731 sent Defendants a joint written settlement demand. Over the next several months, the Settling Parties engaged in extensive arm’s-length negotiations regarding a possible resolution of the Action. On January 12, 2024, counsel for Tripson sent a settlement demand to counsel for Defendants. Over the next several months, the Settling Parties engaged in extensive arm’s-length negotiations regarding a possible resolution of the Action. In early 2024, the Settling Parties agreed to participate in a private mediation with Robert A. Meyer, Esq. (“Mr. Meyer” or the “Mediator”) of JAMS.2 In anticipation of the mediation, the Settling Parties prepared and exchanged detailed mediation statements, including a global settlement demand. After making progress in the settlement discussions in advance of the mediation, the Settling Parties engaged in full day mediation with Mr. Meyer on March 26, 2024. Ultimately, following the lengthy, arm’s-length negotiations conducted with the Mediator’s assistance, the Settling Parties reached an agreement-in-principle to settle the Action whereby the 2 Mr. Meyer also served as the Mediator in the Securities Class Action. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 96 of 121

Company agreed to adopt the corporate governance reforms (the “Reforms”) set for in Paragraph 3 of the Stipulation, subject to Court approval. Following an agreement-in-principle concerning all the material terms of the Settlement, the parties negotiated Stockholders’ request for attorneys’ fees. Ultimately, Mr. Meyer made a double-blind basis Mediator’s recommendation concerning the attorneys’ fees that should be awarded to Stockholders’ Counsel for the benefits achieved in this Settlement. The Settling Parties accepted that recommendation. IV. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Boston Scientific’s website at the Investor Relations page at https://investors.bostonscientific.com/. Within ninety (90) days of issuance of an order finally approving the Settlement by the Court, Boston Scientific’s Board shall adopt the Reforms set forth below, which shall remain in effect for no less than three (3) years from final approval of the Settlement. Boston Scientific acknowledges that the Derivative Matters caused the adoption and implementation of the Reforms and Policies set forth below. Boston Scientific acknowledges that the Reforms set forth below confer substantial benefits upon Boston Scientific and its stockholders. Boston Scientific acknowledges that adoption of the Reforms set forth below is in the best interest of Boston Scientific and its stockholders. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 97 of 121 A. The Reforms Amendments to the Audit Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Audit Committee Charter as set forth in Exhibit A- 1 to the Stipulation. Amendments to the Risk Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Risk Committee Charter as set forth in Exhibit A- 2 to the Stipulation. Adoption of a Disclosure Committee Charter: Boston Scientific Corporation shall adopt a charter for the management-level Disclosure Committee which shall include the provisions listed in the document attached as Exhibit A-3 to the Stipulation. Amendment to Insider Trading Policy: Boston Scientific shall amend and adopt changes to the Boston Scientific Stock Trading Policy as set forth in Exhibit A-4 to the Stipulation. Amendment to Nominating and Governance Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Nominating and Governance Committee Charter as set forth in Exhibit A-5 to the Stipulation. Amendment to Compensation Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Compensation Committee Charter as set forth in Exhibit A-6 to the Stipulation. Amendment to Corporate Governance Guidelines: Boston Scientific Corporation’s Corporate Governance Guidelines shall be amended as reflected in Exhibit A-7 to the Stipulation. V. STOCKHOLDERS’ COUNSEL’S APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES After the substantive terms of the proposed settlement were reached, counsel for the parties engaged in negotiations, with the assistance of the mediator, regarding the attorneys’ fees and Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 98 of 121 expenses to be paid to the Stockholders’ Counsel in consideration of the benefits achieved for Boston Scientific in the Settlement. Boston Scientific has agreed to pay or cause the payment of $800,000 in attorneys’ fees and expenses to the Stockholders’ Counsel (the “Fee and Expense Amount”), subject to approval by the Court. Stockholders’ Counsel has informed Boston Scientific and Defendants that they intend to apply to the Court for a service award to Stockholders for the time and expenses they expended in the prosecution of the Derivative Matters of up to twenty five hundred dollars ($2,500.00) each to be payable from the fees and expenses that may be awarded to Stockholders’ Counsel by the Court (the “Service Award Application”). Defendants and Boston Scientific take no position on the Service Award Application. VI. REASONS FOR THE SETTLEMENT The Settling Parties have determined that it is desirable and beneficial that the Derivative Matters, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Stockholders’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Boston Scientific, and its stockholders. A. Why Did the Settling Defendants Agree to Settle? The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Stockholders in the Derivative Matters. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they violated the federal securities laws, breached their fiduciary duties or any other duty owed to Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 99 of 121 Boston Scientific or its stockholders, or that the Stockholders, Boston Scientific, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Boston Scientific and its stockholders. Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Action, other stockholder derivative action(s), or other actions based on the Books and Records Demands, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) finally put to rest those claims and the underlying Derivative Matters; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Matters. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms of the Settlement, the Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. B. Why Did Stockholders Agree to Settle? Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit. However, Stockholders and Stockholders’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 100 of 121

Derivative Matters against the Settling Defendants through trial(s) and potential appeal(s). Stockholders and Stockholders’ Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Stockholders and Stockholders’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Boston Scientific and its stockholders. VII. SETTLEMENT HEARING On ________________, 2024, at __:___ __.m., the Court will hold the Settlement Hearing at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, Courtroom 10, 5th floor. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Application should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation. Pending the Effective Date, none of the Settling Parties shall: (i) prosecute or pursue the Action, Delaware Action, or the Books and Records Demands, or (ii) file, prosecute, or pursue any other actions, proceedings, or demands relating to the Derivative Matters or the Settlement. VIII. RIGHT TO ATTEND SETTLEMENT HEARING Any current Boston Scientific stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 101 of 121 change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Boston Scientific stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. IX. RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO Any current Boston Scientific stockholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Actions should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, and telephone number; 2. The case name and number (Nachbaur v. Mahoney, et al., Case No. 1:23-cv-10750- FDS (D. Mass.)); 3. Proof of being a Boston Scientific stockholder as of the Record Date, _________; 4. The date(s) you acquired your Boston Scientific shares; 5. A statement of each objection being made; 6. Notice of whether you intend to appear at the Settlement Hearing. You are not required to appear; and 7. Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 102 of 121 The Court may not consider any objection that does not substantially comply with these requirements. B. You Must Timely Deliver Written Objections to the Court Unless otherwise ordered by the Court, no current Boston Scientific stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order and the Judgment to be entered thereon approving the same, unless that person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Boston Scientific stock ownership, along with written objections, including the basis therefore, and all other information detailed herein. All written objections and supporting papers must be submitted to the Court either by mailing them to: Clerk of the Court United States District Court District Of Massachusetts John Joseph Moakley U.S. Courthouse 1 Courthouse Way Boston, Massachusetts 02210 OR by filing them in person at any location of the United States District Court for the District of Massachusetts. An attorney hired by a stockholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing. YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK FOR THE COURT NO LATER THAN _______________. Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. Your written objection must also be mailed to: Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 103 of 121 Plaintiff’s Counsel: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 tjm@rl-legal.com Defendants’ Counsel: SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP James R. Carroll (BBO #554426) Alisha Q. Nanda (BBO #657266) 500 Boylston Street Boston, Massachusetts 02116 (617) 573-4800 james.carroll@skadden.com alisha.nanda@skadden.com Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given. X. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Settlement contained in the Stipulation. You may inspect the Stipulation and other papers in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210. However, you must Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 104 of 121

appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at _______________. If you have any questions about matters in this Notice, you may contact: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 (516) 683-3516 tjm@rl-legal.com PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. IT IS SO ORDERED. DATED: __________________ BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 105 of 121 EXHIBIT C-2 4 HIBIT - Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 106 of 121 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS SHORT-FORM NOTICE OF PROPOSED DERIVATIVE SETTLEMENT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 107 of 121 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF BOSTON SCIENTIFIC CORPORATION (“BOSTON SCIENTIFIC” OR THE “COMPANY”) AS OF __________ (THE “RECORD DATE”) PLEASE TAKE NOTICE that the above-captioned stockholder derivative action (the “Action”) is being settled on the terms set forth in a Stipulation of Settlement, dated September 6, 2024 (the “Stipulation” or “Settlement”).1 The Settlement also resolves the Delaware Action and Books and Records Demands (together with the Action, the “Derivative Matters”). Under the terms of the Stipulation, as part of the proposed Settlement, Boston Scientific will adopt certain corporate governance reforms. These reforms, which are detailed in the Stipulation and Long- Form Notice, are intended to address the claims asserted in the Derivative Matters. The board of directors (the “Board”) of Boston Scientific reviewed the derivative settlement parameters, and exercising its business judgment and mindful of its duties to stockholders, approved the Settlement. Boston Scientific acknowledges that the corporate governance reforms confer substantial benefits upon Boston Scientific and its stockholders, and that adoption thereof is in the best interests of Boston Scientific and its stockholders. In consideration of the substantial benefits conferred upon Boston Scientific by Stockholders Counsel’s efforts, Boston Scientific has agreed to pay or cause the payment of an award of attorneys’ fees and expenses to Stockholders’ Counsel in the amount of $800,000 (the “Fee and Expense Amount”), subject to approval by the Court. Stockholders’ Counsel will also apply for a service award of $2,500.00 to each of the three stockholders to be paid from any 1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the United States District Court for the District of Massachusetts. A link to the Form 8-K filed with the SEC containing the text of the Stipulation may be found on the Company’s website at the Investor Relations page at https://investors.bostonscientific.com/. All capitalized terms herein have the same meanings as set forth in the Stipulation. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 108 of 121

attorneys’ fees award to Stockholders’ Counsel in consideration of their time and effort in connection with the Derivative Matters. IF YOU WERE A RECORD OR BENEFICIAL OWNER OF BOSTON SCIENTIFIC COMMON STOCK AS OF __________, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION. On ________________, 2024, at __:___ __.m., a hearing (the “Settlement Hearing”) will be held at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, Courtroom 10, 5th floor, before the Honorable F. Dennis Saylor IV to determine: (i) whether the terms of the proposed Settlement and Stockholders’ Counsel’s Fee and Expense Application should be approved as fair, reasonable, and adequate; and (2) whether the Action should be dismissed on the merits and with prejudice on the terms set forth in the Stipulation. Any Boston Scientific stockholder that objects to the Settlement shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a stockholder of record or beneficial owner as of __________. Any Boston Scientific stockholder who satisfies this requirement may enter an appearance through counsel of such stockholder’s own choosing and at such stockholder’s own expense, or may appear on their own. However, no stockholder of Boston Scientific shall be heard at the Settlement Hearing unless, no later than twenty-one (21) calendar days before the Settlement Hearing, such stockholder has filed with the Court and counsel for parties, a written notice of objection containing the following information: 1. Your name, legal address, and telephone number; Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 109 of 121 2. The case name and number (Nachbaur v. Mahoney, et al., Case No. 1:23-cv-10750- FDS (D. Mass.)); 3. Proof of being a Boston Scientific stockholder as of the Record Date, _________; 4. The date(s) you acquired your Boston Scientific shares; 5. A statement of each objection being made; 6. Notice of whether you intend to appear at the Settlement Hearing. You are not required to appear; and 7. Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. Only stockholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court and provide to counsel for the parties twenty-one (21) calendar days before the Settlement Hearing. Any Boston Scientific stockholder as of _________, who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall be forever foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and/or to the separately negotiated attorneys’ fees and expenses to Stockholders’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given. If you have any questions about matters in this Notice, you may contact: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 110 of 121 (516) 683-3516 tjm@rl-legal.com PLEASE DO NOT CONTACT THE COURT REGARDING THIS NOTICE. DATED: , 2024 BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS 6) - 516 jm rl-l al. SE T TACT E URT RDING IS OTICE. TED: _____________ 24 ER F E URT I ED TES I RICT URT I ICT F ASSACHUSE TS Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 111 of 121 EXHIBIT D 4 HIBIT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 112 of 121

UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS [PROPOSED] ORDER APPROVING FINAL SETTLEMENT OF DERIVATIVE ACTION Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 113 of 121 A hearing having been held before this Court on ____________, 2024, pursuant to the Court’s order of _________________, 2024 (the “Scheduling Order”), upon the Stipulation of Settlement dated September 6, 2024 (“Stipulation”), entered into between and among the Parties in the Derivative Matters, which is incorporated by reference, it appearing that due notice of the hearing has been given to all Boston Scientific Stockholders in accordance with the Preliminary Approval Order, the Parties having appeared through their respective attorneys of record, the Court having heard and considered evidence in support of the proposed Settlement, the attorneys for the Parties having been heard, an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order, the Court having determined that notice to all Boston Scientific Stockholders was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, this __ day of ______________, 2024, that: 1. The Court has jurisdiction over the subject matter of the Action, and all matters relating to the Settlement of the Action, as well as personal jurisdiction over the Parties and all Boston Scientific Stockholders, and it is further determined that Plaintiff, the Settling Defendants, the Company, and all Boston Scientific Stockholders, as well as their heirs, executors, successors, and assigns, are bound by this Order and Judgment. 2. Notice has been given to all Boston Scientific Stockholders, pursuant to and in the manner directed by the Scheduling Order, proof of dissemination of the Settlement Notice has been filed with the Court, and full opportunity to be heard has been offered to all Parties and to all other persons and entities with an interest in matters relating to the Settlement. The form and manner of the Settlement Notice is hereby determined to have provided due and sufficient notice Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 114 of 121 of the Settlement and to have been given in full compliance with the requirements of Rule 23.1 and due process. 3. Based on the record before the Court, each of the provisions of Rule 23.1 has been satisfied and the Action has been properly maintained according to the provisions of Fed. R. Civ. P. 23.1. 4. The Settlement is found to be fair, reasonable, adequate, and in the best interests of Boston Scientific and all Boston Scientific Stockholders and is hereby approved pursuant to Fed. R. Civ. P. 23.1. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions. 5. This Action is hereby dismissed with prejudice, and the Clerk is directed to enter and docket the Judgment attached hereto. 6. The Parties in the Action shall bear their own fees, costs, and expenses, except as provided in paragraph 12 below or as otherwise provided in the Stipulation and Preliminary Approval Order. 7. Upon entry of the District Court Approval Order, Stockholders and Boston Scientific, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims against the Released Persons. For the avoidance of doubt, this shall not release any insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 115 of 121 8. Upon entry of the District Court Approval Order, Stockholders (acting on their own behalf and derivatively on behalf of Boston Scientific and its stockholders), and Boston Scientific, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons. For the avoidance of doubt, this provision shall not apply to any insurance claims the Settling Defendants, Boston Scientific and/or the Stockholders have against any of their insurers in connection with the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action. 9. Upon entry of the District Court Approval Order, each of the Settling Defendants, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of the Stockholders and Stockholders’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or to seek insurance coverage for the Settlement, the Securities Class Action, the Action or the Delaware Action. 10. Neither this Order and Judgment, nor the Stipulation or their negotiation, nor any proceedings taken pursuant thereto shall be deemed or argued to be evidence of or to constitute an admission or concession by Defendants or the Company. Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 116 of 121

11. In the event that the Settlement is terminated pursuant to the terms of the Stipulation or if any of the conditions in ¶ 7.1 of the Stipulation do not occur for any reason, then (i) the Settlement and the Stipulation shall be canceled and terminated; (ii) this Order and Judgment and any related orders entered by the Court shall in all events be treated as vacated, nunc pro tunc; (iii) the release of the Released Claims provided for in this Order and Judgment shall be null and void; (iv) the fact of the Settlement shall not be admissible in any proceeding before any court or tribunal; (v) all proceedings in, and parties to, the Action shall revert to their status immediately prior to the Parties entry into the Stipulation, and no materials created by or received from another Party that were used in, obtained during, or related to Settlement discussions shall be admissible for any purpose in any court or tribunal, or used, absent consent from the disclosing party, for any other purpose or in any other capacity, except to the extent that such materials are required to be produced during discovery in the Derivative Matters or in any other litigation; and (vi) the Parties shall proceed in all respects as if the Stipulation had not been entered into by the Parties. 12. Stockholders’ Counsel are awarded attorneys’ fees and expenses in the amount of $____________ (the “Fee and Expense Award”), which award the Court finds to be fair and reasonable, and which shall be paid to Stockholders’ Counsel in accordance with the terms of the Stipulation. In addition, Stockholders are awarded $____________ each for their services in connection with the Action, which shall be paid from the Fee and Expense Award. 13. No proceedings or Court order with respect to the Fee and Expense Award, if any, or the award to Stockholders (as set forth in paragraph 12 above) shall in any way disturb or affect this Order and Judgment (including precluding Final Approval of the Settlement or the Settlement otherwise being entitled to preclusive effect upon the satisfaction of the conditions in ¶ 7.1 of the Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 117 of 121 Stipulation), and any such proceedings or Court order shall be considered separate from this Order and Judgment. IT IS SO ORDERED. DATED: HON. F. DENNIS SAYLOR, IV Chief Judge, United States Court for the District of Massachusetts t ulation), d y h eedings r ourt r er a l e si ered arate is rder d ent. DERED. TED: __________________ ________________________________ N. . NIS LOR, hief ge, nited t tes ourt r e istrict f a sachuse t Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 118 of 121 EXHIBIT E 5 HIBIT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 119 of 121 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION, Plaintiff, v. MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA, Defendants, BOSTON SCIENTIFIC CORPORATION, Nominal Defendant. Case No. 1:23-cv-10750-FDS [PROPOSED] JUDGMENT Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 120 of 121

Plaintiff, having moved for final approval of the Settlement set forth in the Stipulation and Agreement of Settlement, dated September 6, 2024, and the matter having come before the Honorable F. Dennis Saylor, IV, United States District Judge, and the Court, on ___________, 2024, having issued its District Court Approval Order dismissing the Action with prejudice and directing the Clerk of the Court to enter this Judgment, it is ORDERED, ADJUDGED AND DECREED: 1. This Judgment incorporates by reference the District Court Approval Order dated ___________, 2024; and 2. That for the reasons stated in, and pursuant to the terms set forth in, the District Court Approval Order dated ___________, 2024, Plaintiff’s Motion for Final Approval of Derivative Settlement is granted; accordingly, this case, and all related cases, are closed. Dated: _______________, 2024 BY: Clerk of Court Case 1:23-cv-10750-FDS Document 32-1 Filed 09/26/24 Page 121 of 121